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     CREDIT AGREEMENT, dated as of June 6, 1997, among KEY ENERGY GROUP, INC., a
Maryland corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), PNC BANK, N.A., as Administrative Agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), NORWEST BANK OF TEXAS, N.A., as Collateral Agent for the Lenders hereunder (in such capacity, the "Collateral Agent") and LEHMAN COMMERCIAL PAPER INC., as advisor, arranger and syndication agent with respect to the credit facilities contained herein (in such capacity, the "Arranger").


                              W I T N E S S E T H :


     WHEREAS, the Borrower has requested the Lenders to extend credit to it to refinance certain existing indebtedness, to pay related fees and expenses and to finance other general corporate purposes of the Borrower and its Subsidiaries; and WHEREAS, the Lenders are willing to extend such credit on and subject to the terms and conditions hereafter set forth:

NOW,  THEREFORE,  in consideration of
the premises and the mutual agreements hereafter set forth, the parties hereto hereby agree as follows:
                             SECTION 1. DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Adjustment Date": each date on or after September 30, 1997 that is the second Business Day following receipt by the Lenders of both (i) the financial statements required to be delivered pursuant to Section 6.1(a) or 6.1(b), as applicable, for the most recently completed fiscal period (which shall be June 30, 1997, in the case of the Adjustment Date occurring on September 30, 1997) and (ii) the related compliance certificate required to be delivered pursuant to
Section 6.2(b) with respect to such fiscal period.

     "Administrative Agent": as defined in the preamble hereto.

     "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. Notwithstanding the foregoing (i) no Subsidiary of the Borrower shall be deemed to be an Affiliate of the Borrower and (ii) no Affiliate of any investment company that controls the Borrower shall be deemed to be an Affiliate of the Borrower solely because such investment company Affiliate is in control of, is controlled by, or is under common control with, such investment company.

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     "Agents":  the collective  reference to the Arranger,  the Collateral Agent and the Administrative Agent.

     "Aggregate Outstanding Revolving Extensions of Credit": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding.

     "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

     "Applicable  Margin":  (a) 1-3/4% for Term Loans which are Base Rate Loans,
(b) 2-3/4% for Term Loans which are Eurodollar Loans and, (c) during the period from the Closing Date until the first Adjustment Date, 1.00% for Revolving Credit Loans which are Base Rate Loans and 2.25% for Revolving Credit Loans which are Eurodollar Loans. The Applicable Margin for Revolving Credit Loans will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading "Applicable Margin for Revolving Credit Loans which are Eurodollar Loans" or "Applicable Margin for Revolving Credit Loans which are Base Rate Loans", as the case may be, on Annex I which corresponds to the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the end of the fiscal period immediately preceding such Adjustment Date; provided that in the event that the financial statements required to be delivered pursuant to Section 6.1(a) or 6.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to Section 6.2(b), are not delivered when due, then

     (i if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin in respect of the Revolving Credit Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (iii) below, be the Applicable Margin as so increased;

     (ii if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and certificate actually are delivered; and

     (iii if such financial statements and compliance certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and

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     compliance  certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin in respect of Revolving Credit Loans shall be 1-1/4% per annum, in the case of Base Rate Loans, and 2-1/2% per annum, in the case of Eurodollar Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 8).

     "Application": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

     "Arranger": as defined in the preamble hereto.

     "Asset Sale": any sale or other disposition by the Borrower or any of its Subsidiaries of any property, business or assets of the Borrower or such Subsidiary (excluding any sale and leaseback of assets and any mortgage of real property); provided that any sale or other disposition expressly permitted by clauses (a), (c) or (d) of Section 7.6 shall not constitute an "Asset Sale" hereunder, and the Net Cash Proceeds from any such excluded sale or other disposition shall not be subject to Section 2.9.

     "Assignee": as defined in Section 10.6(c).

     "Available Revolving Credit Commitment": as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment over (b) such Lender's Aggregate Outstanding Revolving Extensions of Credit.

     "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum established from time to time by PNC Bank, N.A. as its prime rate in effect at its principal office in Pittsburgh (the Prime Rate not being intended to be the lowest rate of interest charged by PNC Bank, N.A. in connection with extensions of credit to debtors); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Base Rate Loans": Loans the rate of interest applicable to which is based upon the Base Rate.


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     "Board": the Board of Governors of the Federal Reserve System of the United
States (or any successor).

     "Borrower": as defined in the preamble hereto.

     "Borrowing  Date":  any  Business  Day  specified  in a notice  pursuant to
Section 2.2 or 2.4 as a date on which the Borrower requests the Lenders to make Loans hereunder.

     "Business Day": (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

     "Capital Expenditures": for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a Financing Lease) of fixed or capital assets or additions to equipment (including replacements and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries; provided that "Capital Expenditures" shall not include (i) expenditures for Permitted Acquisitions or
(ii) expenditures by any Person prior to the time such Person was acquired by the Borrower or any Subsidiary in a Permitted Acquisition.

     "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any Financing Lease and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Capital Stock": any and all shares of capital stock of a corporation,  and
any  and  all  equivalent   ownership  interests  in  a  Person  (other  than  a
corporation).

     "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) demand deposits, certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of twelve months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $250,000,000; (c) commercial paper of (i) an issuer rated at least A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally or (ii) the holding company of any Lender, and, in either case, maturing within twelve months from the date of acquisition; and

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     (d) money market funds the assets of which consist primarily of obligations of the types referred to in clauses (a) through (c) above.

     "Change of Control": a "Change of Control" shall be deemed to occur if a "Change of Control" (as defined in the Indenture or, if the Indenture shall have been terminated, as defined in the Indenture immediately prior to such termination) shall occur.

     "Closing  Date":  the date on which the  conditions  precedent set forth in
Section 5.1 shall be satisfied.

     "Code": the Internal Revenue Code of 1986, as amended.

     "Collateral": all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

     "Collateral Agent": as defined in the preamble hereto.

     "Commercial Letter of Credit": as defined in Section 3.1(a).

     "Commitment": as to any Lender, the sum of the Term Loan Commitment and the Revolving Credit Commitment of such Lender.

     "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

     "Confidential   Information   Memorandum":   the  Confidential  Information
Memorandum dated as of May, 1997 with respect to the Borrower and the credit facilities provided for herein.

     "Consolidated" or "consolidated": when used in respect of any Subsidiary or any financial statements or financial term relating to the Borrower and its Subsidiaries, refers to the Borrower and the Subsidiaries of the Borrower (including Excluded Subsidiaries) whose accounts are consolidated with the Borrower's accounts in accordance with GAAP.

     "Consolidated Current Assets": at a particular date, all amounts (other than cash and cash equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

     "Consolidated Current Liabilities": at a particular date, all amounts which would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.


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     "Consolidated   EBITDA":  with  respect  to  any  Person  for  any  period,
Consolidated Net Income of such Person for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) total income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs,
(e) any extraordinary expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (f) any other noncash charges and (g) if applicable, restructuring charges, write-off of goodwill and licensing agreements, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other noncash income (other than any income represented by a receivable that in the ordinary course would be expected to be paid in cash), all as determined on a consolidated basis.

     "Consolidated  Fixed Charge Coverage Ratio":  for any period,  the ratio of
(a) Consolidated  EBITDA of the Borrower and its Subsidiaries for such period to
(b) the sum of (without duplication) (i) income tax expense actually paid in cash during such period, (ii) Capital Expenditures actually paid in cash (and not financed) during such period, (iii) Consolidated Interest Expense for such period and (iv) scheduled payments required to have been made during such period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled payments in respect of the Loans, but excluding any portion of such scheduled payments made as a voluntary prepayment pursuant to Section 2.8).

     "Consolidated  Interest  Coverage  Ratio":  for any  period,  the  ratio of
(a) Consolidated  EBITDA of the Borrower and its Subsidiaries for such period to
(b) Consolidated Interest Expense for such period.

     "Consolidated Interest Expense": for any period, total interest expense (including that attributable to Capital Lease Obligations), both expensed and capitalized, of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements to the extent such net costs are allocable to such period in accordance with GAAP), determined on a consolidated basis in accordance with GAAP, net of interest income of the Borrowers and its Subsidiaries for such period (determined on a consolidated basis in accordance with GAAP).

     "Consolidated Lease Expense": for any period, the aggregate amount of fixed and contingent rentals payable by the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period with respect to leases of real and personal property; provided that amounts payable under Financing Leases and oil and gas leases shall be excluded from Consolidated Lease Expense.

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     "Consolidated  Leverage Ratio": on the date of any  determination  thereof, the ratio of (a) Consolidated Total Debt on such date, less the amount of cash and Cash Equivalents in excess of $5,000,000 held by the Borrower and its Subsidiaries on such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the four full fiscal quarters ending on such date; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period of four full fiscal quarters, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries during such period shall be included on a pro forma basis for such period of four full fiscal quarters (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four full fiscal quarters and assuming only such cost reductions as are related to such acquisition and are realizable on or before the date of calculation) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for such period (i) have been previously provided to the Administrative Agent and the Lenders and
(ii) either (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

     "Consolidated Net Income": with respect to any Person for any period, the consolidated net income (or loss) of such Person for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Total Debt": at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, which on a consolidated basis in accordance with GAAP would be required to be reflected on a consolidated balance sheet of the Borrower and its Subsidiaries as a liability.

     "Consolidated Working Capital": the excess, if any, of Consolidated Current Assets over Consolidated Current Liabilities.

     "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Convertible Subordinated Debentures": the 7% Convertible Subordinated Debentures due 2003 issued by the Borrower pursuant to the Indenture.

     "Default": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

     "Dollars" and "$": dollars in lawful currency of the United States.


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     "Domestic  Subsidiary":  any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

     "Environmental Consultant": as defined in Section 6.8(c).

     "Environmental Laws": any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or at any time hereafter is, in effect.

     "Environmental Permits": any and all permits, licenses, registrations, approvals, notifications, exemptions and any other authorization required under any Environmental Law.

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

     "Eurodollar  Base  Rate":  with  respect to each day during  each  Interest
Period pertaining to a Eurodollar Loan, the rate per annum of interest determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate Service (or otherwise on such service), the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

     "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.


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     "Eurodollar  Rate":  with respect to each day during each  Interest  Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

          Eurodollar Base Rate 1.00 - Eurocurrency Reserve Requirements

     "Eurodollar Tranche": the collective reference to Eurodollar Loans that are Term Loans or Revolving Credit Loans, as the case may be, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

     "Event of Default": any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

     "Excess Cash Flow": for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated Net Income of the Borrower and its Subsidiaries for such fiscal year, (ii) the net decrease, if any, in Consolidated Working Capital during such fiscal year and (iii) to the extent deducted in computing such Consolidated Net Income, (A) non-cash interest expense, depreciation, depletion and amortization, (B) extraordinary non-cash losses, (C) deferred income tax expense, (D) non-cash losses in connection with asset dispositions whether or not constituting extraordinary losses, and (E) non-cash ordinary losses over (b) the sum, without duplication, of (i) the aggregate amount of permitted cash Capital Expenditures of the Borrower and its Subsidiaries during such fiscal year, (ii) the net increase, if any, in Consolidated Working Capital during such fiscal year, (iii) the aggregate amount of payments of principal in respect of any Indebtedness not prohibited hereunder during such fiscal year (other than (x) optional prepayments of Revolving Credit Loans not accompanied by reductions of the Revolving Credit Commitments, (y) mandatory prepayments pursuant to Section 2.9 and (z) payments in respect of short-term Indebtedness) and (iv) to the extent added in computing such Consolidated Net Income, (A) deferred income tax credit, (B) extraordinary non-cash gains, (C) non-cash gains in connection with asset dispositions whether or not constituting extraordinary gains and (D) non-cash ordinary gains.

     "Excess Cash Flow Application Date": as defined in Section 2.9(d).

     "Excluded Subsidiary" or "Excluded Subsidiaries": (a) Amidrill, Inc., Production Systems, Inc., WellTech, Inc. (California), WellTech, Inc. de Venezuela, WellTech, Inc. de Mexico, WellTech, Inc. (Northeast), WellTech, Inc., WellTech Oilfield Services (Canada), Ltd., WellTech Oilfield Services Limited, WellTech (Overseas) Limited, and Bronson Transport, Inc., (b) Thunderbird Tool Company, (c) KEG Canal Properties, Inc., KEG Villa Ashley, Inc., KEG Pearl Acres, Inc., KEG Anna Heights, Inc., KEG Orleans Place, Inc., and Pyramid Land Corporation, and (d) any other entity which becomes a Subsidiary of Borrower after the date of this Agreement if such entity has assets with a book value of $1,000,000 or less and annual revenues of $1,000,000 or less; provided that all entities deemed to be Excluded Subsidiaries

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am
     under this subsection (d) may not have, in the aggregate, assets with a book value exceeding $5,000,000 or annual revenues exceeding $5,000,000.

     "Existing Credit Facilities": as defined in Section 4.16.

     "Existing Letters of Credit": as defined in Section 3.1.

     "Financing Lease": any lease (or other similar arrangement conveying the right to use) of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

     "Foreign Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction outside the United States.

     "GAAP": generally accepted accounting principles in the United States in effect from time to time.

     "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am
     guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Hedge Obligations": as defined in the Master Guarantee and Collateral Agreement.

     "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses incurred in the ordinary course of such Person's business not more than 150 days past due or being contested in good faith), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (e) all Capital Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person as an account party under acceptance, letter of credit or similar facilities (other than obligations in respect of undrawn letters of credit securing trade payables or performance obligations incurred in the ordinary course of business not more than 150 days past due or being contested in good faith), (g) all obligations of such Person to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of Indebtedness of others and (i) all obligations of the kind referred to in clauses (a) through (h) above secured by any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation (but if not so assumed, the amount of such obligation shall be deemed not to exceed the fair market value of the property subject to the Lien).

     "Indenture": the Indenture, dated as of July 3, 1996, between the Borrower and American Stock Transfer & Trust Company, as trustee.

     "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Insolvent": pertaining to a condition of Insolvency.

     "Insurance Policies": (i) the insurance policies the Borrower is required to maintain pursuant to Section 6.5 and (ii) the insurance policies the Borrower is required to maintain pursuant to Section 5.3 of the Master Guarantee and Collateral Agreement.

     "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.


                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     "Interest Period": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

     (i if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

     (ii any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date (in the case of Revolving Credit Loans) or beyond the Term Loan Maturity Date (in the case of the Term Loans) shall end on the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable;

     (iii any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

     (iv the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

     "Interest Rate Protection Agreement": any interest rate protection agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower or any Subsidiary is a party or a beneficiary on the date hereof or becomes a party or a beneficiary after the date hereof.

     "Interest Rate Protection Agreement Obligation": in respect of any Loan Party, the obligation of such Loan Party under an Interest Rate Protection Agreement to make a payment to the counterparty thereto in the event of a termination event or similar occurrence thereunder.

     "Issuing Lender": (a) with respect to the Existing Letters of Credit, Norwest Bank, and (b) with respect to any Letters of Credit issued after the Closing Date, any Lender designated as "Issuing Lender" hereunder by the Borrower with the consent of the Arranger, the Administrative Agent and such Lender, in its capacity as issuer of any Letter of Credit.

     "L/C Commitment": $10,000,000.

     "L/C Fee Payment Date": the last day of each March, June, September and December and the last day of the Revolving Credit Commitment Period.

     "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

     "L/C Participants": the collective reference to all the Revolving Credit Lenders other than the Issuing Lender.

     "Lehman": Lehman Commercial Paper Inc.

     "Lenders": as defined in the preamble hereto (which shall include the Issuing Lender).

     "Letters of Credit": as defined in Section 3.1(a).

     "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing) and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

     "Loan": any loan made by any Lender pursuant to this Agreement.

     "Loan Documents": this Agreement, the Notes, the Applications and the Security Documents. "Loan Parties": the Borrower and each Domestic Subsidiary of the Borrower which is, or is required by the terms hereof to be, a party to a Loan Document.

     "Master Guarantee and Collateral Agreement": the Master Guarantee and Collateral Agreement to be executed and delivered by the Borrower and each of its Domestic Subsidiaries, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

     "Material Adverse Effect": a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent, the Collateral Agent, the Arranger or the Lenders hereunder or thereunder.

     "Material Environmental Amount": an amount payable by the Borrower and/or its Subsidiaries under any Environmental Law in excess of $2,500,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

     "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactive materials, and any other substances of any kind, whether or not any such substance is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

     "Mortgage": the mortgage or deed of trust to be made by the appropriate Loan Party in favor of, or for the benefit of, the Collateral Agent for the benefit of the Lenders, substantially in the form of Exhibit B (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded), as the same may be amended, supplemented or otherwise modified from time to time.

     "Mortgaged Property": the real property listed on Schedule 1.1B, as to which the Collateral Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages and the real property as to which the Collateral Agent for the benefit of the Lenders shall be granted a Lien in accordance with
Section 6.10.

     "Multiemployer  Plan": a Plan which is a  multiemployer  plan as defined in
Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, brokers' and underwriters' commissions paid to third parties, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien in favor of the Collateral Agent for the benefit of the Lenders), the aggregate amount of reserves required in the reasonable judgment of the Borrower to pay contingent liabilities with respect to such Asset Sale (provided that amounts deducted from aggregate proceeds pursuant to this clause and not actually paid by the Borrower or any of its Subsidiaries in liquidation of such contingent liabilities shall be deemed to be Net Cash Proceeds and shall be applied in accordance with Section 2.9(c) at such time as the Borrower shall reasonably determine that such amounts are not required to pay contingent liabilities with respect to such Asset Sale) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements with any Person other than the Borrower and its Subsidiaries) and (b) in connection with any issuance or sale of Capital Stock or debt securities or instruments or the incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

     "Non-Excluded Taxes": as defined in Section 2.18(a).

     "Non-U.S. Lender": as defined in Section 2.18(b).

     "Norwest Bank": Norwest Bank Texas, N.A.

     "Notes": the collective reference to the Term Notes and the Revolving Credit Notes.

     "Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of the Borrower to the Arranger, the Administrative Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under this Agreement, any other Loan Document, the Letters of Credit, any Interest
Rate Protection Agreement entered into with any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Arranger, the Administrative Agent and the Collateral Agent) or otherwise.

     "Oil and Gas Mortgages": mortgages in favor of the Collateral Agent for the ratable benefit of the Lenders, in form and substance reasonably satisfactory to the Collateral Agent, covering the Oil and Gas Properties. "Oil and Gas Properties": the oil and gas properties described in Schedule 1.1C which are to be mortgaged pursuant hereto and the oil and gas property as to which the Collateral Agent for the benefit of the Lenders shall be granted a Lien in accordance with Section 6.10.

     "Participant": as defined in Section 10.6(b).

     "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

     "Permitted Acquisitions": the acquisition by the Borrower and its Subsidiaries of (a) rigs and other well service equipment (b) well service companies (including the acquisition of the minority interests in Servicios for an aggregate amount not to exceed $5,000,000) and (c) oil and gas properties and related equipment, provided that (i), after giving effect to such acquisitions and any borrowings hereunder in connection therewith, (x) the Consolidated Leverage Ratio shall not be more than 3.75 to 1.00 and (y) the sum of (1) the Borrower's cash and Cash Equivalents on hand and (2) the aggregate Available Revolving Credit Commitments shall be at least $10,000,000 or (ii) after giving effect to such acquisition the Consolidated Leverage Ratio is not increased and such acquisition is funded solely with the Borrower's Capital Stock.

     "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pledged Notes", "Pledged Securities" and "Pledged Stock": each as defined in the Master Guarantee and Collateral Agreement.

     "Pro Forma Balance Sheet": as defined in Section 4.1(a).

     "Projections": as defined in Section 6.2(c).

     "Properties": the collective reference to the real property owned, leased or operated by the Borrower or any of its Subsidiaries (or with respect to Sections 6.8 and 10.5, any of the Excluded Subsidiaries).

     "Recovery Event": any settlement of or payment in respect of a property or casualty insurance claim relating to any asset of the Borrower or any of its Subsidiaries.

     "Register": as defined in Section 10.6(e).

     "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

     "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith which are not applied to prepay the Revolving Credit Loans or reduce the Revolving Credit Commitments pursuant to Section 2.9(c) as a result of the delivery of a Reinvestment Notice.

     "Reinvestment Event": any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

     "Reinvestment Notice": a written notice executed by a Responsible Officer of the Borrower to the Administrative Agent within 60 days of an Asset Sale or Recovery Event stating that no Default or Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through another Subsidiary), in good faith, intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or a Recovery Event to restore or replace the assets in respect of which such Asset Sale or Recovery Event occurred, to make Permitted Acquisitions, or to invest in the business of the Borrower and its Subsidiaries, within six months from the date of receipt of such Net Cash Proceeds and confirming that, if the affected assets constituted Collateral, such restored or replacement assets shall also constitute Collateral.

     "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to restore or replace the assets in respect of which an Asset Sale or a Recovery Event has occurred.

     "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earliest of (a) the first date occurring after such Reinvestment Event on which a Default or an Event of Default shall have occurred, (b) the date occurring six months after such Reinvestment Event and (c) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, restore or replace the assets in respect of which a Reinvestment Event has occurred.

     "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615.

     "Required Lenders": at any date shall mean the holders of more than 50% of,
(a) until the Closing Date, the Commitments and, (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans and (ii) the aggregate Revolving Credit Commitments, or, if the Revolving Credit Commitments have been terminated, the Aggregate Outstanding Revolving Extensions of Credit of the Revolving Credit Lenders.

     "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer": the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

     "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans to and/or issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A, as the same may be changed from time to time pursuant to the terms hereof and as the same shall be reduced pursuant to Section 2.3(c).

     "Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Revolving Credit Termination Date, or such earlier date on which the Revolving Credit Commitments shall have been terminated.

     "Revolving Credit Lender": each Lender which has a Revolving Credit Commitment or which has made Revolving Credit Loans.

     "Revolving Credit Loans": as defined in Section 2.3(a).

     "Revolving Credit Note": as defined in Section 2.6(e).

     "Revolving Credit Percentage": as to any Revolving Credit Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the aggregate Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

     "Revolving Credit Termination Date": June 30, 2002.

     "Security Documents": the collective reference to each Mortgage, each Oil and Gas Mortgage, the Master Guarantee and Collateral Agreement and all other security documents hereafter delivered to the Collateral Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

     "Seller Indebtedness": Indebtedness of the Borrower which is issued to the seller in a Permitted Acquisition as all or a portion of the consideration for such Permitted Acquisition.

     "Servicios": Servicios WellTech, S.A., an Argentine corporation.

     "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and
(ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

     "Standby Letter of Credit": as defined in Section 3.1(a).

     "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower, but such references shall not include any Excluded Subsidiary.

     "Subsidiary Guarantor": each Subsidiary of the Borrower which is a party to the Master Guarantee and Collateral Agreement.

     "Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule 1.1A.

     "Term Loan Lender": each Lender which has a Term Loan Commitment or which has made a Term Loan.

     "Term Loan Maturity Date": June 30, 2004.

     "Term Loan Percentage": as to any Term Loan Lender at any time, the percentage which such Lender's Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Term Loan then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

     "Term Loans": as defined in Section 2.1.

     "Term Note": as defined in Section 2.6(e).

     "Transferee": as defined in Section 10.6(g).

     "Type":  as to any Loan,  its  nature  as a Base Rate Loan or a  Eurodollar
Loan.

     "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No.500, as the same may be amended from time to time.

     "United States": the United States of America.

     "Vehicles": as defined in the Master Guarantee and Collateral Agreement.

     "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

     1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

     (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

     2.1 Term Loans. Subject to the terms and conditions hereof, each Term Loan Lender severally agrees to make a term loan (a "Term Loan") to the Borrower on the Closing Date in an amount not to exceed the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be (a)
Eurodollar Loans, (b) Base Rate Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10.

     2.2 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date) requesting that the Term Loan Lenders make Term Loans on the Closing Date and specifying (a) the amount to be borrowed and (b) the Closing Date. Upon receipt of such notice, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date, each Term Loan Lender shall make available to the Administrative Agent at its office specified in Section 10.2 an amount in immediately available funds equal to the Term Loan to be made by such Lender. The Administrative Agent shall on such date by 2:00 P.M., New York City time, make available to the Borrower, in accordance with the instructions of the Borrower, in like funds as received by the Administrative Agent, all such amounts made available to the Administrative Agent by the Term Loan Lenders.

     2.3 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period, the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

     (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections
2.4 and 2.10, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date. (c) The Revolving Credit Commitments shall be reduced (and each Revolving Credit Lender's Revolving Credit Commitment shall be ratably reduced) on each anniversary of the Closing Date, commencing with the third such anniversary, to the amount set forth opposite such anniversary below:

                           Anniversary                  Amount

                           Third                     $110,000,000
                           Fourth                    $ 80,000,000
                           Fifth                     $          0

     2.4 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be Eurodollar Loans or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed,
(ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans, or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 10.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. The aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders will then be made available to the Borrower by the Administrative Agent in accordance with the instructions of the Borrower in like funds as received by the Administrative Agent.

     2.5  Commitment   Fees,  etc.  (a)  The  Borrower  agrees  to  pay  to  the
Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the rate per annum set forth under the heading "Commitment Fee Rate" on Annex I on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the last day of the Revolving Credit Commitment Period, commencing on the first of such dates to occur after the date hereof.

     (b) The Borrower agrees to pay to the Arranger the fees and other compensation in the amounts and on the dates previously agreed to in writing by the Borrower and the Arranger.

     (c) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates agreed to in writing from time to time by the Borrower and the Administrative Agent.

     (d) The Borrower agrees to pay to the Collateral Agent the fees in the amount and on the dates agreed to in writing from time to time by the Borrower and the Collateral Agent.

     2.6 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the last day of the Revolving Credit Commitment Period (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 8) and (ii) the principal amount of the Term Loans of such Term Loan Lender, in 25 consecutive quarterly installments, each of which installments for each Lender shall be such Lender's Term Loan Percentage of the amount for such installment payment date set forth on the amortization schedule set forth on Schedule 2.6, commencing on June 30, 1998 and on the last day of each March, June, September and December thereafter (or on such earlier date on which the then unpaid principal amount of the Term Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.12.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

     (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(e) and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan and Term Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

     (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.6(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement. (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender (i) a promissory note of the Borrower evidencing any Revolving Credit Loans of such Lender, substantially in the form of Exhibit C-1 with appropriate insertions as to date and principal amount (a "Revolving Credit Note"), and/or (ii) a promissory note of the Borrower evidencing any Term Loan of such Lender, substantially in the form of Exhibit C-2 with appropriate insertions as to date and principal amount (a "Term Note"). A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by an Assignment and Acceptance substantially in the form of Exhibit G duly executed by the Assignor thereof, and thereupon one or more new Notes shall be issued to the designated Assignee and the old Note shall be returned by the Administrative Agent to the Borrower marked "cancelled". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section 2.6(e).

     2.7 Optional Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the sum of the Aggregate Outstanding Revolving Extensions of Credit of all Revolving Credit Lenders would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

     2.8 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to the Administrative Agent by the Borrower, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each, provided that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto the Borrower shall also pay any amounts owing pursuant to Section 2.19. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of the Term Loans shall be applied to the remaining installments in the direct order of the scheduled payment date thereof. Notwithstanding the foregoing, so long as any Revolving Credit Loans are outstanding, each Term Loan Lender shall have the right to refuse all or any portion of any prepayment pursuant to this Section 2.8 allocable to such Lender's Term Loans, and the amount so refused shall be applied to prepay the Revolving Credit Loans. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

     2.9 Mandatory Prepayments and Commitment Reductions. (a) If any senior or subordinated debt securities or instruments of the Borrower or any of its Subsidiaries shall be issued or sold, or the Borrower or any of its Subsidiaries shall incur any Indebtedness, after the Closing Date (except any debt securities or instruments issued or sold or Indebtedness incurred pursuant to Section 7.2), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance, sale or incurrence toward the prepayment of the Revolving Credit Loans and, with respect to Net Cash Proceeds thereof received after the third anniversary of the Closing Date only, the prepayment of the Loans and the reduction of the Revolving Credit Commitments as set forth in paragraph (f) of this Section 2.9. Nothing in this paragraph (a) shall be deemed to permit the incurrence of Indebtedness not permitted by Section 7.2.

     (b) If any Capital Stock of the Borrower or any of its Subsidiaries shall be issued or sold after the Closing Date (except any Capital Stock issued as a part of the consideration of and in connection with a Permitted Acquisition), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or sale toward the prepayment of the Revolving Credit Loans and, with respect to Net Cash Proceeds thereof received after the third anniversary of the Closing Date only, the prepayment of the Loans and the reduction of the Revolving Credit Commitments as set forth in paragraph (f) of this Section 2.9; provided that, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall not be required to reduce the Revolving Credit Commitments to less than $80,000,000 as a result of the application of Net Cash Proceeds pursuant to this paragraph (b).

     (c) If the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event after the Closing Date, 100% of the Net Cash Proceeds thereof shall be applied on the date such Net Cash Proceeds are received toward the prepayment of the Loans and the reduction of the Revolving Credit Commitments as set forth in paragraph (f) of this Section
2.9. Notwithstanding the foregoing sentence, (i) no prepayment and reduction of Revolving Credit Commitments shall be required in respect of the first $2,000,000 in Net Cash Proceeds received from Asset Sales and Recovery Events in any fiscal year (excluding any Net Cash Proceeds described in clause (ii) of this sentence) and (ii) if no Default or Event of Default shall have occurred and be continuing and a Reinvestment Notice with respect to such Asset Sale or Recovery Event has been delivered, to the extent that the Net Cash Proceeds from any Asset Sale or Recovery Event are to be used to restore or replace the assets in respect of which an Asset Sale or Recovery Event has occurred within six months from the date of such Asset Sale or Recovery Event, as certified by a Responsible Officer of the Borrower pursuant to such Reinvestment Notice, such Net Cash Proceeds shall not be applied toward the prepayment of Loans and the reduction of the Revolving Credit Commitments except as provided in the next two succeeding sentences. If the Net Cash Proceeds from any Reinvestment Event exceed $5,000,000, the Borrower shall deposit such Net Cash Proceeds in a cash collateral account under the exclusive dominion and control of the Administrative Agent as security for the Obligations in accordance with terms and conditions reasonably satisfactory to the Administrative Agent pending the reinvestment of such Net Cash Proceeds. On each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the applicable Reinvestment Event shall be applied toward the prepayment of the Loans and the reduction of the Revolving Credit Commitments as set forth in paragraph (f) of this Section 2.9.

     (d) If, for any fiscal year of the Borrower ending on or after June 30, 2000, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date, apply toward the prepayment of the Loans and the reduction of the Revolving Credit Commitments as set forth in paragraph (f) of this Section 2.9 an amount equal to (i) 50% of such Excess Cash Flow if the Consolidated Leverage Ratio at the end of the relevant fiscal year shall be greater than or equal to 3.00 to 1.00 or (ii) 25% of such Excess Cash Flow if the Consolidated Leverage Ratio at the end of the relevant fiscal year shall be less than 3.00 to 1.00. Each such prepayment and commitment reduction shall be made on a date (an "Excess Cash Flow Application Date") no later than five Business Days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 6.1(a) for the fiscal year with respect to which such prepayment is made are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

     (e) If any Convertible Subordinated Debentures are outstanding on April 30, 2003, the Borrower shall prepay the Term Loans in full on such date, together with all accrued interest thereon and all amounts payable pursuant to Section
2.19 in connection with such prepayment.

     (f) Amounts to be applied in connection with prepayments of Loans and Revolving Credit Commitment reductions made pursuant to this Section 2.9 shall be applied, first, to prepay the Revolving Credit Loans and reduce permanently the Revolving Credit Commitments, pro rata according to the outstanding amounts of Revolving Credit Commitments, except for amounts to be applied prior to the third anniversary of the Closing Date pursuant to paragraphs (a) and (b) of this
Section 2.9 which shall be applied only toward prepayment of the then outstanding Revolving Credit Loans and not to reduce permanently the Revolving Credit Commitments, and, second, after the Aggregate Outstanding Revolving Extensions of Credit and the Revolving Credit Commitments have been reduced to zero, to prepay the Term Loans pro rata according to the outstanding principal amounts thereof. Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of the Revolving Credit Loans to the extent, if any, that the sum of the Aggregate Outstanding Revolving Extensions of Credit of all Revolving Credit Lenders exceeds the amount of the aggregate Revolving Credit Commitments as so reduced, provided that if the aggregate principal amount of Revolving Credit Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent. Amounts on deposit in the cash collateral account shall be invested as directed by the Borrower subject to the approval of the Administrative Agent, which approval shall not be unreasonably withheld. The application of any prepayment pursuant to this Section 2.9 shall be made first to Base Rate Loans and second to Eurodollar Loans, provided that at the request of the Borrower the application of any prepayment to any Eurodollar Loan may be delayed until the end of an Interest Period (or Interest Periods) so that such application does not result in the incurrence by any Lender of any loss or expense under Section 2.19, and during such delay, the Administrative Agent shall hold the amount of such prepayment in a cash collateral account. Amounts prepaid in respect of the Term Loans shall be applied to installments thereof pro rata according to the outstanding principal amounts thereof. Amounts prepaid on account of the Term Loans may not be reborrowed. Each prepayment of the Loans under this Section 2.9 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

     2.10 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period therefor. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan (A) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such a conversion or (B) having an Interest Period in excess of one month prior to the date which is 60 days after the Closing Date and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to (y) the Revolving Credit Termination Date, with respect to Revolving Credit Loans and (z) the Term Loan Maturity Date, with respect to Term Loans.

     (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such a continuation or (ii) after the date that is one month prior to (A) the Revolving Credit Termination Date, with respect to the Revolving Credit Loans or (B) the Term Loan Maturity Date, with respect to Term Loans, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period.

     2.11 Minimum Amounts and Maximum Number of Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (b) no more than eight Eurodollar Tranches in respect of the Revolving Credit Loans shall be outstanding at any one time and (c) no more than twelve Eurodollar Tranches in respect of all Loans (including the Revolving Credit Loans) shall be outstanding at any one time.

     2.12 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

     (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

     (c) If all or a portion of any principal of any Loan or Reimbursement Obligations shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such amounts shall bear interest at 2% above the rate otherwise applicable thereto from the date of such non-payment until such overdue principal is paid in full (as well after as before judgment). If all or a portion of any interest shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such amounts shall bear interest at 2% above the rate otherwise applicable to the Loans or Reimbursement Obligations on which such interest accrued from the date of such non-payment until such overdue principal is paid in full (as well after as before judgment). If all or a portion of any commitment fee or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such amounts shall bear interest at a rate which is 2% above the rate applicable to Base Rate Loans which are Revolving Credit Loans, in each case from the date of such non-payment until such overdue commitment fee or other amount is paid in full (as well after as before judgment).

     (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section 2.12 shall be payable from time to time on demand.

     2.13 Computation of Interest and Fees. (a) Interest on Loans and Reimbursement Obligations, commitment fees, letter of credit commissions and interest on overdue interest, commitment fees and other amounts payable hereunder shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

     (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

     2.14 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

     (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

     (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans that were to be continued on the first day of such Interest Period as Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

     2.15 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Except as provided in
Section 2.8, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Loan Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment made at any time when any amount hereunder is due and payable shall be made pro rata according to the respective amounts then due and payable to the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 10.2, in Dollars and in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

     (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.15(b) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrower (together with any amounts due under Section 2.19, calculated as if such Lender's failure to fund such amount were a failure of the Borrower to borrow such amount after having given notice of such borrowing). Nothing herein shall be deemed to limit the rights of the Borrower against any defaulting Lender.

     (c) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the
Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

     2.16 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be suspended and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.19.

     2.17 Requirements of Law. (a) If after the date hereof the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

     (i shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 2.18 and changes in the rate of tax (whether characterized as income, franchise or other tax) on the overall net income of such Lender);

     (ii shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

     (iii shall impose on such Lender any other condition;

     and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.17, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

     (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such reduction.

     (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section
2.17, together with a calculation thereof in reasonable detail, shall be submitted by the affected Lender to the Borrower (with a copy to the Administrative Agent) and such certificate shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section 2.17 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     2.18 Taxes. (a) All payments made by the Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under the Notes, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes, provided, however, that the Borrower shall make payments net of and after deduction for Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Non-U.S. Lender (as defined below) that fails to comply with Section 2.18(b). Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any Non-Excluded Taxes, incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section
2.18 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     (b) Each Lender (or Transferee) that is not a corporation or partnership created or organized in or under the laws of the United States, any estate that is subject to federal income taxation regardless of the source of its income or any trust which is subject to the supervision of a court within the United States and the control of a United States fiduciary as described in section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) on or before the date on which it becomes a party to this Agreement (or, in the case of a Participant, on or before the date on which such Participant purchases the related participation) either:

     (A) (x) two duly completed and signed copies of either Internal Revenue Service Form 1001 (relating to such Non-U.S. Lender and entitling it to a complete exemption from withholding of U.S. Taxes on all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Loan Documents) or Form 4224 (relating to all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Loan Documents), or successor and related applicable forms, as the case may be, and (y) two duly completed and signed copies of Internal Revenue Service Form W-8 or W-9, or successor and related applicable forms, as the case may be; or

     (B) in the case of a Non-U.S. Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that does not comply with the requirements of clause (A) hereof, (x) a statement in the form of Exhibit F (or such other form of statement as shall be reasonably requested by the Borrower or the Administrative Agent from time to time) to the effect that such Non-U.S. Lender is eligible for a complete exemption from withholding of U.S. Taxes under Code Section 871(h) or 881(c), and (y) two duly completed and signed copies of Internal Revenue Service Form W-8 or successor and related applicable form.

     Further, each Non-U.S. Lender agrees to deliver to the Borrower and the Administrative Agent, and if applicable, the assigning Lender (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two further duly completed and signed copies of such Forms 1001, 4224, W-8 or W-9, as the case may be, or successor and related applicable forms, on or before the date that any such form expires or becomes obsolete and promptly after the occurrence of any event requiring a change from the most recent form(s) previously delivered by it to the Borrower or the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) in accordance with applicable United States laws and regulations; unless, in any such case, any change in law or regulation has occurred subsequent to the date such Lender became a party to this Agreement (or in the case of a Participant, the date on which such Participant purchased the related participation) which renders all such forms inapplicable or which would prevent such Lender (or Participant) from properly completing and executing any such form with respect to it and such Lender promptly notifies the Borrower and the Administrative Agent (or, in the case of a Participant, the Lender from which the related participation shall have been purchased) if it is no longer able to deliver, or if it is required to withdraw or cancel, any form or statement previously delivered by it pursuant to this
Section 2.18(b). A Non-U.S. Lender shall not be required to deliver any form or statement pursuant to the immediately preceding sentences in this Section 2.18(b) that such Non-U.S. Lender is not legally able to deliver (it being understood and agreed that the Borrower shall withhold or deduct such amounts from any payments made to such Non-U.S. Lender that the Borrower reasonably determines are required by law and that payments resulting from a failure to comply with this paragraph (b) shall not be subject to payment or indemnity by the Borrower pursuant to Section 2.18(a)).

     2.19 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a)default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall not exceed the sum of (i) an amount equal to the excess, if any, of (A) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (B) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market plus (ii) any transaction costs of such Lender in connection with the related funding or redeployment of funds. A certificate as to any amounts payable pursuant to this Section 2.19, together with a calculation thereof in reasonable detail, shall be submitted to the Borrower by any affected Lender and such certificate shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     2.20 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.16, 2.17(a) or 2.18 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 2.20 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.16, 2.17(a) or 2.18.

     2.21 Use of Proceeds. The Borrower shall use the proceeds of the Loans only in the manner expressly contemplated by Section 4.16.

     2.22 Replacement of Lenders. If no Event of Default then exists, the Borrower may replace any Lender (the "Replaced Lender") if an event occurs giving rise to the operation of Section 2.16 or Section 2.17, which results in the Replaced Lender charging to Borrower increased costs in excess of those being generally charged by the other Lenders and such Lender is not able to eliminate the increased costs pursuant to Section 2.20. The Replaced Lender shall be replaced with one or more banks, financial institutions, or other entities which are reasonably acceptable to the Administrative Agent (each a "Replacement Lender") under the terms set out in Section 10.6(c). Upon execution of the Assignment and Acceptance referred to in Section 10.6(c), payment of amounts referred to in Section 10.6(c), and delivery to the Replacement Lender of the appropriate Note or Notes executed by Borrower, the Replacement Lender shall become a Lender under this Agreement and the Replaced Lender shall no longer be a Lender under this Agreement, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender.


                          SECTION 3. LETTERS OF CREDIT

     3.1 L/C Commitment. (a) Prior to the date hereof, Norwest Bank has issued the Letters of Credit listed on Schedule 3.1 (the "Existing Letters of Credit"), and subject to the terms and conditions hereof, the Lender designated as Issuing Lender hereunder, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue letters of credit (together with the Existing Letters of Credit, "Letters of Credit") for the account of the Borrower, or for the joint and several account of the Borrower and any Subsidiary, on any Business Day during the Revolving Credit Commitment Period in such form as may be requested by the Borrower and approved from time to time by the Issuing Lender; provided, that such approval may not be unreasonably withheld, delayed or conditioned; and provided, further, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or
(ii) the Aggregate Outstanding Revolving Extensions of Credit would exceed the aggregate Revolving Credit Commitments. Each Letter of Credit shall (i) be denominated in Dollars, (ii) be either (x) a standby letter of credit issued to support (I) obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, which finance the working capital or business needs of the Borrower or its Subsidiaries or (II) performance obligations of the Borrower and its Subsidiaries, in each case, incurred in the ordinary course of business (a "Standby Letter of Credit"), or (y) a commercial letter of credit in respect of the purchase of goods or services by the Borrower or any of its Subsidiaries in the ordinary course of business (a "Commercial Letter of Credit"), (iii) expire no later than five Business Days prior to the Revolving Credit Termination Date and (iv) expire no later than 365 days after its date of issuance, provided that any Letter of Credit with a 365-day duration may provide for the renewal thereof at the election of the Borrower (in accordance with procedures to be established by the Issuing Lender) for additional 365-day periods (which shall not expire later than five Business Days prior to the Revolving Credit Termination Date).
(b) Each Letter of Credit issued after the Closing Date shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

     3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Standby Letter of Credit (including the amount thereof). On each L/C Fee Payment Date, the Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the aggregate face amount of the Commercial Letters of Credit outstanding on such date.

     3.3 Fees, Commissions and Other Charges. (a) The Borrower agrees that it will pay a commission on all outstanding Letters of Credit at a rate per annum equal to 1/8 of 1% above the Applicable Margin then in effect with respect to Revolving Credit Loans that are Eurodollar Loans of the face amount of each such Letter of Credit, of which 1/8 of 1% per annum will be a fronting fee for the account of the Issuing Lender, and the remainder will be shared ratably among the Revolving Credit Lenders in accordance with their Revolving Credit Percentages, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

     (b) In addition to the foregoing fees and commissions, the Borrower agrees that it shall pay or reimburse the Issuing Lender promptly upon demand for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, or amending any Letter of Credit.

     (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this Section.

     3.4 L/C Participation. (a) Effective on the Closing Date in respect of the Existing Letters of Credit, and effective on the date of issuance thereof in respect of each Letter of Credit issued hereunder after the Closing Date, the Issuing Lender in respect of each Letter of Credit irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Percentage in such Issuing Lender's obligations and rights under such Letter of Credit and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with such Issuing Lender in respect of each Letter of Credit that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

     (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Revolving Credit Loans that are Base Rate Loans hereunder. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

     (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

     3.5 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable to the Issuing Lender on any and all amounts drawn under Letters of Credit from the date of such drawing until the date three Business Days after receipt by the Borrower from the Issuing Lender of notice of such drawing at the rate set forth in Section 2.12(b) for Revolving Credit Loans, and thereafter until payment in full at the rate set forth in Section 2.12(c).

     3.6 Obligations Absolute. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that, subject to Section 3.7, the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

     3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be to determine whether the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

     3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.


                    SECTION 4. REPRESENTATIONS AND WARRANTIES

     To induce the Arranger, the Administrative Agent, the Collateral Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Arranger, the Administrative Agent, the Collateral Agent and each Lender that: 4.1 Financial Condition. (a) The unaudited pro forma consolidated balance sheet of the Borrower as at December 31, 1996 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to the borrowings under this Agreement contemplated to be made on the Closing Date and the use of proceeds thereof and the payment of estimated fees and expenses in connection therewith. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof and presents fairly in all material respects on a pro forma basis the estimated consolidated financial position of the Borrower as of December 31, 1996, assuming that the events specified in the preceding sentence had actually occurred at such date.

     (b) The audited consolidated balance sheets of the Borrower as at June 30, 1996 and June 30, 1995 and the related audited consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by KPMG Peat Marwick LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in all material respects the consolidated financial condition of the Borrower as at such dates, and the consolidated results of operations and consolidated cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of the Borrower as at March 31, 1997, and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer of the Borrower, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in all material respects the consolidated financial condition of the Borrower as at such date, and the consolidated results of operations and consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments).

     All such financial statements described in this Section 4.1(b), including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Except for contingent obligations incurred in the ordinary course of business, the Borrower had at the date of the most recent audited balance sheet referred to above no material undisclosed liabilities, Guarantee Obligations, contingent liability or liability for taxes, nor any material long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in such balance sheet or in the notes thereto. During the period from June 30, 1996 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its Consolidated Subsidiaries of any material part of their business or property.

     4.2 No Change. (a) Since June 30, 1996, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from June 30, 1996 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower.

     4.3 Corporate Existence; Compliance with Law. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, except (in the case of any Subsidiary) where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (c) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     4.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform each Loan Document to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement and the Notes. No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby, the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except for those obtained on or before the date of this Agreement and listed in Schedule 4.4, and except the filings referred to in
Section 4.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than the Liens created by the Security Documents).

     4.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues
(a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which could reasonably be expected to have a Material Adverse Effect.

     4.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     4.8 Ownership of Property; Liens. Each of the Borrower and its Domestic Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.3. The Borrower and its Subsidiaries (other than Servicios) have no fee interests in any material real property other than the Mortgaged Property, the Oil and Gas Properties and, as of the date hereof, the real property described on Schedule 4.8.

     4.9 Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted, except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (collectively, the "Intellectual Property"). No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim. To the Borrower's knowledge, the use of Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person where such infringement could reasonably be expected to have a Material Adverse Effect.

     4.10 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

     4.11 Taxes. Each of the Borrower and its Domestic Subsidiaries, and to the knowledge of the Borrower, Servicios has filed or caused to be filed all material Federal, state and other tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower); no material tax Lien has been filed; and, to the knowledge of the Borrower, no claim is being asserted, with respect to any material tax, fee or other charge.

     4.12 Federal Regulations. Except as otherwise provided by Sections 4.16 and 7.7, no part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board as now and from time to time hereafter in effect. No part of the proceeds of any Loans will be used for any purpose which violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

     4.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five- year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To the knowledge of the Borrower and the Commonly Controlled Entities, no such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrower and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount in excess of $1,000,000.

     4.14 Investment Company Act; Other Regulations. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

     4.15  Subsidiaries.  As of the date  hereof,  the  Subsidiaries  listed  on
Schedule 4.15 constitute all the direct or indirect Subsidiaries of the Borrower, and Schedule 4.15 shows, as to each such Subsidiary, its jurisdiction of its incorporation, its authorized capitalization and the ownership of Capital Stock of such Subsidiary.

     4.16 Purpose of Loans; Limitations on Use. The proceeds of the Loans shall be used to refinance indebtedness of the Loan Parties under the existing credit facilities described on Schedule 4.16 (the "Existing Credit Facilities") and to pay related fees and expenses, to finance Permitted Acquisitions and capital expenditures, to finance the repurchase from time to time the outstanding Capital Stock of the Borrower to the extent permitted by subsection 7.7 and for general corporate purposes of the Borrower and its Subsidiaries (including Excluded Subsidiaries) in the ordinary course of business; provided, that the amount of proceeds of the Loans which may be used for Permitted Acquisitions of oil and gas properties shall be limited to an amount equal to the lesser of
(a) $25,000,000 and (b) 65% of the value of the oil and gas properties of Odessa Exploration Incorporated (after giving effect to any such Permitted Acquisition), which value shall be calculated as the present value discounted at 10% of future net revenue relating to all proved developed producing reserves and proved undeveloped reserves from such properties. In addition, if at least 90% of the original outstanding principal amount of the Convertible Subordinated Debentures shall have been converted into common stock of the Borrower, the Borrower may use proceeds of the Loans to repurchase or redeem the remaining outstanding Convertible Subordinated Debentures as permitted by Section 7.10.

     4.17 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect:

     (a) the Borrower and each of its Subsidiaries: (i) are, and to the knowledge of the executive management of the Borrower within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and to the knowledge of the executive management of the Borrower within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that: each of their Environmental Permits required for their continued operations will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is reasonably expected by the Borrower's executive management to become applicable to any of them will be timely attained and maintained, without material expense.

     (b) To the knowledge of the executive management of the Borrower, Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower or any of its Subsidiaries or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of the Borrower or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to the Borrower or any of its Subsidiaries, or (ii) interfere with the continued operations of the Borrower or any of its Subsidiaries, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower or any of its Subsidiaries.

     (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Subsidiaries is, or to the knowledge of the executive management of the Borrower will be, named as a party that is pending or, to the knowledge of the executive management of the Borrower, threatened.

     (d) Neither the Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law.

     (e) Neither the Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law.

     (f) To the knowledge of the executive management of the Borrower, neither the Borrower nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under or relating to any Environmental Law.

     For purposes of Section 8, each of the foregoing representations and warranties contained in this Section 4.17 that is qualified by the knowledge of the executive management of the Borrower shall be deemed not to be so qualified.

     4.18 Accuracy of Information. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished to the Arranger, the Administrative Agent or the Lenders, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished any untrue statement of a material fact or, with all such statements and information being taken as a whole, omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. It is understood that no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, such forecasts, estimates, pro forma information, projections and statements were based upon good faith estimates and assumptions believed by management of the Borrower and its Subsidiaries to be reasonable at such time. There is no fact known to the executive management of the Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, or in such other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

     4.19 Security Documents. (a) The Master Guarantee and Collateral Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Lenders, a security interest which has attached (as that term is used in Section 9-203 of the New York UCC) in the Pledged Securities and other instruments, negotiable documents, chattel paper and money described therein, to the extent that the Loan Parties to the Master Guaranty and Collateral Agreement have rights in such Collateral, and proceeds thereof and, when the Pledged Notes and the stock certificates representing the Pledged Stock described therein and other instruments, negotiable documents, chattel paper and money described therein are delivered to the Collateral Agent, the Master Guarantee and Collateral Agreement shall constitute a perfected first priority Lien on, and security interest in, all right, title and interest of the relevant pledgor in such Pledged Securities and other instruments, negotiable documents, chattel paper and money and the proceeds thereof, as security for the Obligations (as defined in the Master Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person, except for inchoate tax liens for obligations to be paid in the ordinary course of business.

     (b) The Master Guarantee and Collateral Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Lenders, a security interest which has attached (as that term is used in Section 9-203 of the New York UCC) in the Collateral described therein (other than the Collateral described in Section 4.19(a)), to the extent that the Loan Parties to the Master Guarantee and Collateral Agreement have rights in such Collateral, and proceeds thereof, and when financing statements in appropriate form are properly filed (with all required filing fees being paid) in the offices specified on
Schedule 4.19(b) and, with respect to vehicles included in the Collateral and covered by certificates of title issued by any State, when the security interest of the Collateral Agent has been noted on such certificate of title in accordance with the certificate of title laws of such State, the Master Guarantee and Collateral Agreement shall constitute a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in substantially all of such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Master Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.3.

     (c) Each Mortgage, when executed and delivered by the relevant Loan Party, and properly filed and recorded (with all required filing and recording fees being paid) in the office(s) specified on Schedule 4.19(c), shall constitute a Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Property properly described therein, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.3.

     (d) Each Oil and Gas Mortgage, when executed and delivered by the relevant Loan Party, and properly filed and recorded (with all required filing and recording fees being paid) in the office(s) specified on Schedule 4.19(d), shall constitute a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Oil and Gas Property properly described therein, as security for the Obligations (as defined in the relevant Oil and Gas Mortgage), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.3. 4.20 Solvency. The Borrower and its Subsidiaries, taken as a whole, are, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith will be, Solvent.

     4.21 Labor Matters. There are no strikes pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Borrower and each of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law, except to the extent such violations could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. All material payments due from the Borrower or any of its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Borrower or such Subsidiary.

     4.22 Indenture. All Indebtedness of the Borrower hereunder constitutes "Senior Indebtedness" within the meaning of the Indenture.

     4.23 Excluded Subsidiaries. As of the Closing Date the Borrower is in the process of dissolving all Excluded Subsidiaries listed in clause (a) of the definition of Excluded Subsidiaries in Section 1.1; and the Borrower expects to dissolve the Excluded Subsidiaries listed in clause (c) of the definition of Excluded Subsidiaries in Section 1.1 in the ordinary of business when the assets of such corporations are disposed of.

     4.24  Oil and Gas  Properties.  The Oil  and Gas  Properties  described  in
Schedule 1.1C constitute 80% of the value of the proved developed producing and proved undeveloped reserves of Odessa Exploration Incorporated on the Closing Date. For purposes of this Section, the value of such reserves shall be calculated as the present value discounted at 10% of future revenue relating to such reserves.


                         SECTION 5. CONDITIONS PRECEDENT

     5.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date (which Closing Date shall occur on or before June 15, 1997), of the following conditions precedent:

     (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart or a conformed copy for each Lender and (ii) for the account of any Lender requesting Notes in accordance with Section 2.6(e), Notes conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower. The Collateral Agent shall have received the Master Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each party thereto, with a counterpart or a conformed copy for each Lender. (b) Related Agreements. The Administrative Agent shall have received (in a form reasonably satisfactory to the Arranger), with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the Insurance Policies (or certificates evidencing the effectiveness of such Insurance Policies and the material terms thereof) and such other documents or instruments as may be reasonably requested by the Arranger, including, without limitation, a copy of the Indenture and any other debt instrument, security agreement or other material contract to which the Loan Parties may be a party.

     (c) Termination of Existing Credit Facilities. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent and the Arranger that the Existing Credit Facilities shall be simultaneously terminated, all amounts thereunder shall be simultaneously paid in full and arrangements satisfactory to the Arranger and the Administrative Agent shall have been made for the termination of Liens and security interests granted in connection therewith.

     (d) Fees. The Lenders, Arranger and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Closing Date.

     (e) Approvals. All governmental and third party approvals necessary or, in the reasonable discretion of the Arranger, advisable in connection with the financings contemplated hereby and the continuing operations of the Borrower and its Domestic Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the continuing operations of the Borrower.

     (f) Financial Statements. The Lenders shall have received satisfactory unaudited interim consolidated financial statements of the Borrower for the fiscal quarterly period ended March 31, 1997 and such interim financial statements shall not reflect any material adverse change in the consolidated financial condition of the Borrower as reflected in the financial statements previously delivered to the Lenders.

     (g) Pro Forma Balance Sheet. The Lenders shall have received the Pro Forma Balance Sheet, which Pro Forma Balance Sheet shall be in form and substance reasonably satisfactory to the Lenders.

     (h) Business Plan. The Lenders shall have received a satisfactory business plan for fiscal years 1997-2004 and a satisfactory written analysis of the business and prospects of the Borrower and its Subsidiaries for the period from the Closing Date through the Revolving Credit Termination Date.

     (i) Lien Searches. The Collateral Agent shall have received the results of a recent lien search by a Person satisfactory to the Arranger, of the Uniform Commercial Code, judgment and tax lien filings in each of the relevant jurisdictions where assets of the Loan Parties are located, and such search shall reveal no Liens on any of such assets except for Liens permitted by
Section 7.3 or Liens to be discharged as described in Section 5.1(c) pursuant to documentation reasonably satisfactory to the Arranger.

     (j) Solvency Analysis. The Lenders shall have received a reasonably satisfactory solvency analysis certified by the chief financial officer of the Borrower which shall document the solvency of the Borrower and its Subsidiaries considered as a whole after giving effect to the transactions contemplated hereby.

     (k) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, (i) the executed legal opinion of Jack D. Loftis, Jr., Esq., general counsel to the Loan Parties, substantially in the form of Exhibit E-1 and (ii) the executed legal opinion of Porter & Hedges L.L.P., counsel to the Loan Parties, substantially in the form of Exhibit E-2. Each such legal opinion shall be in form and substance reasonably satisfactory to the Lenders and shall cover such matters incident to the transactions contemplated by this Agreement as the Arranger may reasonably require.

     (l) Closing Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit D, with appropriate insertions and attachments, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

     (m) Corporate Proceedings of Loan Parties. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions of the Board of Directors of each Loan Party authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party (including, but not limited to, the granting of any Liens provided for therein), and (ii) in the case of the Borrower, the borrowings contemplated hereunder.

     (n) Pledged Securities; Stock Powers. The Collateral Agent shall have received the Pledged Notes (duly indorsed to bearer) and the Pledged Stock pledged pursuant to the Master Guarantee and Collateral Agreement (including, without limitation, all of the shares of Odessa Exploration Incorporated), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

     (o) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement)required by the Security Documents or under law or reasonably requested by the Arranger to be delivered to the Collateral Agent or to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Lenders, a perfected Lien on substantially all of the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall be in proper form for filing, registration or recordation in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, other than those documents required to be filed, registered or recorded after the Closing Date pursuant to Section 6.11.

     (p) Forms U-1, G-3. To each Lender which has requested such form prior to the Closing Date, a Form U-1 or G-3 confirming that none of the proceeds of the Term Loans shall be used to purchase or carry margin stock.

     5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

     (a) Representations and Warranties. Except to the extent that they are made as of a specific date, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

     (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

     (c) Additional Matters. All proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

     (d)  Borrowing   Notice.   The  Borrower   shall  have   delivered  to  the
Administrative Agent the applicable borrowing notice in accordance with the relevant subsection of Section 2.

     Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.


                        SECTION 6. AFFIRMATIVE COVENANTS

     The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note or Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender, the Arranger or the Administrative Agent
hereunder,  the  Borrower  shall and,  if  applicable,  shall  cause each of its
Subsidiaries (and with respect to Section 6.8, each of the Excluded Subsidiaries) to:

     6.1 Financial Statements. Furnish to the Administrative Agent for distribution to each Lender: (a) as soon as available, but in any event within 95 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing;

     (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its Consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

     (c) as soon as available, but in any event not later than 40 days after the end of each month occurring during each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statement of income of the Borrower and its Consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments);

     all such financial statements referred to in this Section 6.1(b) shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods, subject to normal year-end adjustments.

     6.2 Certificates; Other Information. Furnish to each Lender:

     (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), (i) a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate and (ii) copies of all reports or written communications providing advice, recommendations or analysis to the management of the Borrower from such independent certified public accountants with regard to their audit of the financial statements referred to in Section 6.1(a) or the internal financial controls and systems of the Borrower;

                                       12


     (b) concurrently with the delivery of any financial  statement  pursuant to
Section 6.1, (x) a certificate of a Responsible Officer of the Borrower stating that, to the best of each such Responsible Officer's knowledge, during such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Loan Parties have complied with the requirements of Section 6.10 with respect thereto), (ii) neither the Borrower nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office, its principal place of business, the location where records concerning the Collateral are kept or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto and (iii) each Loan Party has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (y) in the case of quarterly or annual financial statements, a certificate containing all information reasonably necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement (including but not limited to Sections 2.9 and 7.1) as of the last day of such fiscal quarter or fiscal year of the Borrower;

     (c) as soon as available, and in any event no later than the end of each fiscal year of the Borrower, a projected consolidated balance sheet of the Borrower as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected retained earnings and projected income for the following fiscal year, together with an operating budget with respect to the following fiscal year, and, as soon as available, significant revisions, if any, of such projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of the Borrower stating that such Projections are based on estimates, information and assumptions believed by such Responsible Officer to be reasonable and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

     (d) within 50 days after the end of each fiscal quarter of each fiscal year of the Borrower, a narrative discussion and analysis of the consolidated financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections, as applicable, covering such periods and to the comparable periods of the previous year;

     (e) within five days after the same are filed, copies of all financial statements and reports which the Borrower or any of its Subsidiaries may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority of the United States; and

     (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

     6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent or (in the case of trade payables and obligations other than for borrowed money) within 150 days after the due date, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

     6.4 Conduct of Business and Maintenance of Existence, etc. (a) Continue to engage in business of the same general type as now conducted by it, (b) preserve, renew and keep in full force and effect its existence and (c) take all commercially reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case in clauses (a), (b) and (c) above, as otherwise permitted pursuant to
Section 7.5 and except, in the case of clause (c) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (d) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     6.5 Maintenance of Property; Insurance. (a) Keep all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event general liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; and (c) furnish to each Lender, upon written request, full information as to the insurance carried.

     6.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP or, in the case of Foreign Subsidiaries, in conformity with generally accepted accounting principles in effect in the jurisdiction where such Foreign Subsidiary is located at such time and, in the case of the Borrower and its Domestic Subsidiaries, all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and upon reasonable notice permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with senior officers of the Borrower and its Subsidiaries and with its independent certified public accountants.

     6.7 Notices. Promptly give notice to the Administrative Agent of:

     (a) the occurrence of any Default or Event of Default;

     (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

     (c) the following events, as soon as possible and in any event within 30 days after the Borrower or any of its Subsidiaries knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution in a material amount to a Plan, the creation of any Lien in a material amount in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

     (d) (i) any release or discharge by the Borrower or any Subsidiary of any Materials of Environmental Concern required to be reported under Environmental Laws to any Governmental Authority which could reasonably be expected to result in the assessment or payment of a Material Environmental Amount; (ii) any condition, circumstance, occurrence or event that could reasonably be expected to result in the assessment or payment of a Material Environmental Amount, or could result in the imposition of any Lien or other restriction on the title, ownership or transferability of any Mortgaged Property; and (iii) any action to be taken by the Borrower or any Subsidiary that could reasonably be expected to subject the Borrower or any Subsidiary to the assessment or payment of a Material Environmental Amount; and

     (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

     Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower or the applicable Subsidiary proposes to take with respect thereto.

     6.8 Environmental Laws.

     (a)(i) Comply with all Environmental Laws applicable to it, and obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (ii) take all reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply with all applicable Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to any of them insofar as any failure to so comply, obtain or maintain reasonably could be expected to adversely affect the Borrower or any of its Subsidiaries. For purposes of this 6.8(a), noncompliance by the Borrower with any applicable Environmental Law or Environmental Permit shall be deemed not to constitute a breach of this covenant provided that, upon learning of any actual or suspected noncompliance, the Borrower shall undertake reasonable efforts to achieve compliance, and provided further that, in any case, such non-

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am
     compliance, and any other noncompliance with applicable Environmental Law, individually or in the aggregate, could not reasonably be expected to give rise to a Material Adverse Effect.

     (b) Promptly comply in all material respects with all orders and directives of all Governmental Authorities directed to the Borrower or any of its Domestic Subsidiaries regarding Environmental Laws, other than such orders and directives or parts thereof as are being contested in good faith and by appropriate proceedings.

     (c) Within six months after the Closing Date, complete the development of a program to promote compliance with and to minimize prudently any liabilities or potential liabilities under any Environmental Law that may affect Borrower or any of its Domestic Subsidiaries (the "Environmental Program") and implement the Environmental Program upon a reasonable schedule thereafter. The Environmental Program shall be developed with the assistance of a reputable independent environmental consulting firm reasonably acceptable to the Administrative Agent (an "Environmental Consultant") or a qualified employee of the Borrower. Upon the Administrative Agent's request, a reasonably detailed written description of the Environmental Program shall be provided to the Administrative Agent, after which, upon the Administrative Agent's request, Borrower shall confer with the Administrative Agent concerning any questions the Administrative Agent may have about the Environmental Program.

     (d) Prior to acquiring any ownership or leasehold interest in real property, or other interest in any real property which in the Borrower's reasonable judgment could give rise to significant liability under any Environmental Law, obtain a written environmental assessment report regarding the environmental condition of such real property by a reputable independent environmental consulting firm. Upon the request of the Administrative Agent, a copy of each such environmental assessment report shall be delivered to the Administrative Agent by the end of the calendar quarter in which the acquisition closed, together with a list of all acquisitions of interests in real property by the Borrower and the Subsidiaries in such quarter. Pursuant to this Section 6.8(d), the Administrative Agent shall have the right, but shall not have any duty, to obtain, review or discuss any such report.

     (e) Promptly upon the Administrative Agent's request if there has been an Event of Default which has not been fully and timely cured, permit an
Environmental Consultant whom the Administrative Agent in its discretion designates to perform an environmental assessment (including, without limitation: reviewing documents; interviewing knowledgeable persons; and sampling and analyzing soil, air, surface water, groundwater, and/or other media in or about property owned or leased by the Borrower, or on which operations of the Borrower otherwise take place). Such environmental assessment shall be in form, scope, and substance reasonably satisfactory to the Administrative Agent. The Borrower shall cooperate fully in the conduct of such environmental assessment, and shall pay the costs of such environmental assessment immediately upon written demand by the Administrative Agent. Pursuant to this section 6.8(e), the Administrative Agent shall have the right, but shall not have any duty, to request and/or obtain such environmental assessment.

     6.9 Further Assurances. Promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable in the reasonable judgment of the Collateral Agent to maintain in favor of the Collateral Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

     6.10 Additional Collateral. (a) With respect to any assets acquired after the Closing Date by the Borrower or any of its Domestic Subsidiaries that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (other than any assets described in paragraph (b), (c), (d) or (e) of this Section 6.10), promptly (and in any event within 30 days after the acquisition or creation thereof): (i) execute and deliver to the Collateral Agent such amendments to the Master Guarantee and Collateral Agreement or such other documents as the Collateral Agent shall reasonably deem necessary or advisable to grant to the Collateral Agent, for the benefit of the Lenders, a Lien on such assets, (ii) take all actions reasonably necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be reasonably requested by the Collateral Agent, and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding, which opinions shall be in form and substance and from counsel reasonably satisfactory to the Collateral Agent.

     (b) With respect to any Person that, subsequent to the Closing Date, becomes a Domestic Subsidiary of the Borrower (including, without limitation, any Person which had previously been an Excluded Subsidiary), promptly: (i) execute and deliver to the Collateral Agent, for the benefit of the Lenders, such amendments to the Master Guarantee and Collateral Agreement as the Collateral Agent shall deem reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Collateral Agent the certificates representing such Capital Stock, together with undated stock powers duly executed and delivered in blank,
(iii) cause such new Domestic Subsidiary (A)to become a party to the Master Guarantee and Collateral Agreement, pursuant to documentation which is in form and substance reasonably satisfactory to the Collateral Agent, and (B) to take all actions necessary or advisable to cause the Lien created by such security agreement to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be reasonably requested by the Collateral Agent, and (iv) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described in clauses
(i), (ii) and (iii) immediately preceding, which opinions shall be in form and substance and from counsel reasonably satisfactory to the Collateral Agent.

     (c) With respect to any fee interest in any real property acquired after the Closing Date by the Borrower or any of its Domestic Subsidiaries having a purchase price (or, if acquired through a merger or stock acquisition, a fair market value) in excess of $1,000,000, promptly (i) execute and deliver a first priority mortgage or deed of trust, as the case may be (subordinate only to such mortgages or deeds of trust as are necessary to permit the Borrower or such Domestic Subsidiary to purchase such real property but subject to such easements, rights of way, restrictions and other similar encumbrances as such property may be subject at the time of acquisition), in favor of the Collateral Agent, for the benefit of the Lenders, covering such real property, in form and substance reasonably satisfactory to the Collateral Agent, (ii) if requested by the Collateral Agent, provide the Lenders with any consents or estoppels deemed necessary or advisable by the Collateral Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the Collateral Agent and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described in the preceding clauses (i) and (ii), which opinions shall be in form and substance and from counsel reasonably satisfactory to the Collateral Agent. Notwithstanding the foregoing, compliance shall not be required with the foregoing provision of this paragraph (c) in respect of any interest in real property which, at the time of acquisition thereof by the Borrower or its Subsidiary, is subject to a legal or contractual restriction that would prohibit the granting of a mortgage thereon to the Collateral Agent; provided, that the aggregate book value of real property owned by the Borrower and its Subsidiaries so subject may not exceed $5,000,000 at any time.

     (d) With respect to any Foreign Subsidiary created or acquired after the Closing Date by the Borrower or any of its Domestic Subsidiaries, promptly (i) execute and deliver to the Collateral Agent such amendments to the Master Guarantee and Collateral Agreement (or comparable documentation) as the Collateral Agent deems reasonably necessary or advisable in order to grant to the Collateral Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock (except for Liens permitted under Section 7.3) of such new Foreign Subsidiary which is owned by the Borrower or any of its Domestic Subsidiaries (provided that in no event shall more than 65% of the Capital Stock of any such new Subsidiary be required to be so pledged), (ii) deliver to the Collateral Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described in the preceding clauses (i) and (ii), which opinions shall be in form and substance and from counsel reasonably satisfactory to the Collateral Agent.

     (e) With respect to any oil and gas property acquired after the Closing Date by the Borrower or any of its Domestic Subsidiaries having a purchase price (or, if acquired through a merger or stock acquisition, a fair market value) in excess of $1,000,000 and which, after giving effect to such acquisition and assuming that a perfected first priority Lien thereon were not granted to the Collateral Agent would result in the Collateral Agent having a perfected first priority Lien on less than 80% in value (calculated as provided in Section 4.24) of the reserves contained in all of the oil and gas properties of the Borrower and its Domestic Subsidiaries, promptly (i) execute and deliver a first priority oil and gas mortgage (subordinate only to such oil and gas mortgages as are necessary to permit the Borrower or such Domestic Subsidiary to purchase such property but subject to such restrictions and other similar encumbrances as such property may be subject at the time of acquisition), in favor of the Collateral Agent, for the benefit of the Lenders, covering such property, in form and substance reasonably satisfactory to the Collateral Agent, and (ii) if requested by the Collateral Agent, deliver to the Collateral Agent title opinions relating to the matters described in the preceding clause reasonably satisfactory to the Collateral Agent.

     6.11 Post-Closing Matters.

     (a) Mortgages and Oil and Gas Mortgages. Within 90 days after the Closing Date, deliver to the Collateral Agent each Mortgage and each Oil and Gas Mortgage, executed and delivered by a duly authorized officer of each party thereto, with a copy for each Lender.

     (b) Legal Opinions. Deliver to the Collateral Agent within 90 days after the Closing Date, such legal opinions from local counsel in respect of the Mortgages and the recording thereof as may be reasonably requested by the Collateral Agent, with a counterpart for each Lender. Deliver to the Collateral Agent as promptly as practicable, but in any event within 180 days after the Closing Date, such title opinions in respect of the Oil and Gas Properties as may be reasonably requested by the Collateral Agent. Such legal opinions shall be in form and substance reasonably satisfactory to the Collateral Agent and shall cover such matters incident to the transactions contemplated by this Agreement as the Collateral Agent may reasonably require.

     (c) Flood Insurance. Within 90 days after the Closing Date, deliver to the Collateral Agent if requested by the Collateral Agent, (i) a policy of flood insurance with respect to each parcel of real property subject to a Mortgage on which there are improvements located in the 100-year flood plain, which (A) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less and (B) has a term ending not earlier than the maturity of the indebtedness secured by such Mortgage and (ii) confirmation that the Borrower has received from the Collateral Agent the notice required pursuant to Section 208(e)(3) of Regulation H of the Board.

     (d) Vehicles. Within 90 days after the Closing Date, deliver to the Collateral Agent each document (including, without limitation, any certificates of title) required by the Security Documents or under law or reasonably requested by the Collateral Agent to be delivered to the Collateral Agent or to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Lenders, a perfected Lien on all of the Vehicles covered by a certificate of title, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), which documents shall be in proper form for filing, registration or recordation in each jurisdiction in which the filing, registration or recordation thereof is so required or requested.

     (e) Environmental. Prior to or concurrently with the execution and delivery of the Mortgages, deliver to the Collateral Agent and the Arranger environmental reports in respect of each Mortgaged Property listed in Schedule 6.11(e), which reports shall be reasonably satisfactory to the Collateral Agent. At any time upon the request of the Required Lenders, deliver to the Collateral Agent and the Arranger environmental reports in respect of the Mortgaged Properties not covered by an environmental report delivered pursuant to the preceding sentence, which reports shall be reasonably satisfactory to the Collateral Agent.

     6.12 Interest Rate Protection Agreements. Within 120 days after the Closing Date, enter into Interest Rate Protection Agreements in respect of at least $50,000,000 of the Term Loans, providing interest rate protection for such period of time, and under such terms and conditions, as shall be reasonably acceptable to the Arranger.


                          SECTION 7. NEGATIVE COVENANTS

     The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note or Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender, the Arranger, the Collateral Agent or the Administrative Agent hereunder, the Borrower shall not, and, if applicable, shall not permit any of its Subsidiaries to, directly or indirectly:

     7.1 Financial Condition Covenants.

     (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of any date set forth below to exceed the ratio set forth below opposite such date:

                                             Consolidated
     Date                                   Leverage Ratio

June 30, 1997                                    4.00 to 1.00
September 30, 1997                               4.00 to 1.00
December 31, 1997                                4.00 to 1.00
March 31, 1998                                   4.00 to 1.00
June 30, 1998                                    3.50 to 1.00
September 30, 1998                               3.50 to 1.00
December 31, 1998                                3.25 to 1.00
March 31, 1999                                   3.25 to 1.00
June 30, 1999                                    3.00 to 1.00
September 30, 1999                               3.00 to 1.00
December 31, 1999                                2.75 to 1.00
March 31, 2000                                   2.75 to 1.00
June 30, 2000                                    2.50 to 1.00
September 30, 2000                               2.50 to 1.00
December 31, 2000                                2.50 to 1.00
March 31, 2001                                   2.50 to 1.00
June 30, 2001                                    2.50 to 1.00
September 30, 2001                               2.50 to 1.00
December 31, 2001                                2.50 to 1.00
March 31, 2002                                   2.50 to 1.00
June 30, 2002                                    2.50 to 1.00
September 30, 2002                               2.50 to 1.00
December 31, 2002                                2.50 to 1.00
March 31, 2003                                   2.50 to 1.00
June 30, 2003                                    2.50 to 1.00
September 30, 2003                               2.50 to 1.00
December 31, 2003                                2.50 to 1.00
March 31, 2004                                   2.50 to 1.00

     (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending as of any date set forth below to be less than the ratio set forth below opposite such date:


                                             Consolidated
                                               Interest
     Date                                   Coverage Ratio

June 30, 1997                                    2.50 to 1.00
September 30, 1997                               2.50 to 1.00
December 31, 1997                                2.50 to 1.00
March 31, 1998                                   2.50 to 1.00
June 30, 1998                                    2.75 to 1.00
September 30, 1998                               2.75 to 1.00
December 31, 1998                                3.00 to 1.00
March 31, 1999                                   3.00 to 1.00
June 30, 1999                                    3.25 to 1.00
September 30, 1999                               3.25 to 1.00
December 31, 1999                                3.50 to 1.00
March 31, 2000                                   3.50 to 1.00
June 30, 2000                                    3.50 to 1.00
September 30, 2000                               3.50 to 1.00
December 31, 2000                                3.50 to 1.00
March 31, 2001                                   3.50 to 1.00
June 30, 2001                                    3.50 to 1.00
September 30, 2001                               3.50 to 1.00
December 31, 2001                                3.50 to 1.00
March 31, 2002                                   3.50 to 1.00
June 30, 2002                                    3.50 to 1.00
September 30, 2002                               3.50 to 1.00
December 31, 2002                                3.50 to 1.00
March 31, 2003                                   3.50 to 1.00
June 30, 2003                                    3.50 to 1.00
September 30, 2003                               3.50 to 1.00
December 31, 2003                                3.50 to 1.00
March 31, 2004                                   3.50 to 1.00

     (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending as of any date set forth below to be less than the ratio set forth below opposite such date:

                                             Consolidated
                                             Fixed Charge
     Date                                   Coverage Ratio

June 30, 1997                                    1.05 to 1.00
September 30, 1997                               1.05 to 1.00
December 31, 1997                                1.05 to 1.00
March 31, 1998                                   1.05 to 1.00
June 30, 1998                                    1.05 to 1.00
September 30, 1998                               1.05 to 1.00
December 31, 1998                                1.05 to 1.00
March 31, 1999                                   1.10 to 1.00
June 30, 1999                                    1.10 to 1.00
September 30, 1999                               1.10 to 1.00
December 31, 1999                                1.10 to 1.00
March 31, 2000                                   1.10 to 1.00
June 30, 2000                                    1.10 to 1.00
September 30, 2000                               1.10 to 1.00
December 31, 2000                                1.10 to 1.00
March 31, 2001                                   1.10 to 1.00
June 30, 2001                                    1.10 to 1.00
September 30, 2001                               1.10 to 1.00
December 31, 2001                                1.10 to 1.00
March 31, 2002                                   1.10 to 1.00
June 30, 2002                                    1.10 to 1.00
September 30, 2002                               1.10 to 1.00
December 31, 2002                                1.10 to 1.00
March 31, 2003                                   1.10 to 1.00
June 30, 2003                                    1.10 to 1.00
September 30, 2003                               1.10 to 1.00
December 31, 2003                                1.10 to 1.00
March 31, 2004                                   1.10 to 1.00

     7.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

     (a) Indebtedness of the Borrower under the Loan Documents;

     (b) Indebtedness (i) of the Borrower to a Wholly Owned Subsidiary, (ii) of a Domestic Wholly Owned Subsidiary to the Borrower or any other Subsidiary,
(iii) of Servicios to the Borrower or any Subsidiary in an aggregate principal amount at any time outstanding not to exceed $5,000,000 in excess of the amount of such Indebtedness outstanding on the date of this Agreement and (iv) of any Foreign Subsidiary (other than Servicios) to the Borrower or any Subsidiary in an aggregate principal amount at any time outstanding (with respect to all such Foreign Subsidiaries of the Borrower) not to exceed $1,000,000, provided that such Indebtedness referred to in clauses (iii) and (iv) hereof, if to the Borrower or any Domestic Subsidiary, is evidenced by a promissory note or promissory notes which has or have been pledged to the Collateral Agent on terms and conditions reasonably satisfactory to the Administrative Agent;

     (c) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition or construction of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries (i) $15,000,000 at any time outstanding minus (ii) the amount of Indebtedness outstanding under clauses (f) and (i) of this Section 7.2 and the amount of indebtedness attributable to sale and leaseback transactions permitted pursuant to Section 7.12;

     (d) Indebtedness of the Borrower and its Subsidiaries under the Convertible Subordinated Debentures;

     (e) Indebtedness outstanding on the date hereof, or incurred hereafter pursuant to existing commitments or agreements, and, in each case, listed on
Schedule 7.2 and any refinancings, refundings, renewals or extensions thereof not increasing the principal amount thereof;

     (f) Indebtedness of a Person which becomes a Subsidiary after the date hereof in an aggregate principal amount at any time outstanding not exceeding
(i) $15,000,000, minus (ii) the sum of (A) the amount of Indebtedness outstanding under clauses (c) and (i) of this Section 7.2 and (B) the amount of indebtedness attributable to sale and leaseback transactions permitted pursuant to Section 7.12, provided that (x) such Indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation thereof and
(y) immediately after giving effect to the acquisition of such corporation by the Borrower no Default or Event of Default shall have occurred and be continuing, and any refinancings, refundings, renewals or extensions thereof not increasing the principal amount thereof.

     (g) Indebtedness constituting deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds and performance bonds and other obligations of a like nature that are incurred in the ordinary course of business, not to exceed $5,000,000 in the aggregate at any time outstanding;

     (h) Indebtedness under Interest Rate Protection Agreements and Hedge Agreements entered into the ordinary course of business for hedging purposes and not for speculative purposes;

     (i) Seller Indebtedness in an aggregate principal amount at any time outstanding not exceeding (i) $15,000,000 minus (ii) the sum of (A) the amount of Indebtedness outstanding under clauses (c) and (f) of this Section 7.2, and any refinancings, refundings, renewals or extensions thereof not increasing the principal amount thereof and (B) the amount of indebtedness attributable to sale and leaseback transactions permitted pursuant to Section 7.12;

     (j) Indebtedness in the form of Guarantee Obligations permitted by Section 7.4; and

     (k) Indebtedness not otherwise permitted by the foregoing clauses (a) through (j) in an aggregate principal amount at any time outstanding of not to exceed $5,000,000.

     7.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

     (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries in conformity with GAAP;

     (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 180 days or which are being contested in good faith by appropriate proceedings and which, in any case, do not encumber a material amount of the assets of the Borrower and its Subsidiaries;

     (c)  pledges  or  deposits  in  connection   with  workers'   compensation,
unemployment insurance and other social security legislation;

     (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any Subsidiary;

     (f) Liens securing Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition or construction of fixed or capital assets, provided that (i) such Liens shall be created within 180 days after the acquisition or construction of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and the proceeds and products thereof, (iii) the principal amount of Indebtedness secured thereby is not increased and (iv) the proceeds of the Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property;

     (g) Liens created pursuant to the Security Documents;

     (h) Liens in existence on the date hereof listed on Schedule 7.3 (i) securing Indebtedness permitted by Section 7.2(e) provided that no such Lien is spread to cover any additional property after the Closing Date and that the principal amount of Indebtedness secured thereby is not increased or (ii) securing Indebtedness which is being repaid on the Closing Date, provided that such Liens shall be released promptly following the Closing Date;

     (i) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof securing Indebtedness permitted by Section 7.2(f), provided that (i) such Liens existed at the time such corporation became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such corporation after the time such corporation becomes a Subsidiary, and (iii) the principal amount of Indebtedness secured thereby is not increased;

     (j) Liens on assets acquired in a Permitted Acquisition securing Seller Indebtedness incurred in connection with such Permitted Acquisition; and

     (k) the Permitted Exceptions (as defined in the Mortgages).

     7.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

     (a) Guarantee Obligations made in the ordinary course of its business by the Borrower or any Subsidiary in respect of Indebtedness and other obligations of any of the Borrower or any of its Subsidiaries which Indebtedness or other obligations are otherwise not prohibited under this Agreement;

     (b) the Guarantee Obligations of the Loan Parties pursuant to the Master Guarantee and Collateral Agreement;

     (c) the Guarantee Obligations of the Subsidiaries of the Borrower under the Indenture; and

     (d) Guarantee Obligations (in respect of obligations not constituting Indebtedness) arising under agreements entered into by the Borrower or any Subsidiary in the ordinary course of business.

     7.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

     (a) any Subsidiary of the Borrower may be merged or combined with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more Subsidiaries of the Borrower provided that in the case of any such transaction involving a Wholly Owned Subsidiary, such Wholly Owned Subsidiary shall be the continuing or surviving corporation;

     (b) any Subsidiary may be dissolved, liquidated or wound up or may sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to Borrower or any Domestic Wholly Owned Subsidiary of the Borrower, and the Borrower may sell, lease, assign, transfer or otherwise dispose of any or all of its assets to any wholly owned Subsidiary of the Borrower which is a party to the Master Guarantee and Collateral Agreement; and

     (c) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets so long as (i) such transaction does not violate Section 7.6 and (ii) the Borrower complies with the provisions of Section 2.9(c) with respect to such transaction.

     7.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary of the Borrower, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any Domestic Wholly Owned Subsidiary of the Borrower, except:

     (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business having a fair market value not to exceed, in the aggregate, $1,000,000 in any period of twelve consecutive months; (b) the sale or other disposition of any property in the ordinary course of business, including obsolete or worn out property not permitted to be disposed of pursuant to clause (a) of this Section 7.6, provided that (other than inventory and light vehicles) the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed $5,000,000;

     (c) the sale of inventory and light vehicles in the ordinary course of business;

     (d) as permitted by Section 7.5(b); and

     (e) the sale of Servicios for consideration of which not less than 80% is comprised of cash or assets located in the United States.

     To the extent the Required Lenders waive the provisions of this Section 7.6 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 7.6, such Collateral in each case shall be sold free and clear of the Liens in favor of the Collateral Agent created by the Security Documents, and the Collateral Agent shall take such actions as it deems appropriate in connection therewith or may be reasonably requested by the Borrower to evidence such Lien release, in each case at the Borrower's expense.

     7.7 Limitation on Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock
(including but not limited to in respect of any preferred Capital Stock outstanding or dividends accumulated thereon on the Closing Date) of the Borrower or any of its Subsidiaries or any warrants or options to purchase any such Capital Stock or any of the Convertible Subordinated Debentures, whether now or hereafter outstanding, or make any other distribution in respect thereof or purchase any thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary, except that the Borrower (a) may make open market purchases of its outstanding common stock in an aggregate amount during the term of this Agreement not to exceed (i) $10,000,000, while the Consolidated Leverage Ratio is less than 3.75 to 1.0 but greater than or equal to 2.50 to 1.0 and (ii) $25,000,000 (including any amounts expended pursuant to clause (i)), while the Consolidated Leverage Ratio is less than 2.50 to 1.0, (b) may (i) make scheduled payments of principal and interest in respect of the Convertible Subordinated Debentures, and (ii) if permitted by
Section 7.10, redeem the Convertible Subordinated Debentures after at least 90% of the Convertible Subordinated Debentures have been converted and (c) may make cash payments required pursuant to Section 11.1 of the Indenture in connection with conversions of the Convertible Subordinated Debentures. Notwithstanding the foregoing, any Subsidiary of the Borrower may pay dividends and other distributions to the Borrower and Servicios may pay dividends to its shareholders.

     7.8 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any of the fiscal years of the Borrower set forth below, an amount equal to the sum of
(i) the amount set forth below opposite such fiscal year plus (ii) an additional amount for any Person or business unit acquired by the Borrower in a Permitted Acquisition since the Closing Date, such amount being calculated as 10% of the net revenues, calculated in accordance with GAAP, of such Person or business unit during such fiscal year (or, if such Person or business unit was acquired after the beginning of such fiscal year, such revenues for the portion of such fiscal year during which such Person or business unit was owned by the Borrower):

                  Fiscal Year Ending                          Amount

                  1998                                        $30,000,000
                  1999                                        $31,500,000
                  2000                                        $33,075,000
                  2001                                        $34,728,750
                  2002                                        $36,465,188
                  2003                                        $38,288,447
                  2004                                        $40,202,869

     Any amount permitted by the foregoing provision to be expended as Capital Expenditures in any fiscal year and not so expended may be carried over for expenditure in the immediately succeeding fiscal year.

     7.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

     (a) extensions of trade credit in the ordinary course of business;

     (b) investments in Cash Equivalents;

     (c) Permitted Acquisitions;

     (d) loans by the Borrower or any Subsidiary to Servicios in an aggregate principal amount at any time outstanding not to exceed the amount thereof outstanding on the date of this Agreement plus $5,000,000;

     (e) as permitted by subsection 7.2(b)(iv);

     (f) investments by the Borrower in a Domestic Wholly Owned Subsidiary and investments by any Subsidiary in the Borrower and in one or more Domestic Wholly Owned Subsidiaries;

     (g) expense accounts for, and other expense advances to, its directors, officers and employees in the ordinary course of business;

     (h) loans and advances to its officers and employees in an aggregate amount not to exceed $1,000,000 at any time outstanding; (i) the Borrower's purchase or redemption of its own Capital Stock to the extent permitted by Section 7.7;

     (j) current trade and customer accounts receivable that are for goods furnished or services rendered in the ordinary course of business and that are payable in accordance with Borrower's or any Subsidiary's customary trade terms;

     (k) Interest Rate Protection Agreements to the extent permitted under this Agreement, and Hedge Agreements entered into in the ordinary course of business for hedging purposes and not for speculative purposes;

     (l) the Borrower may repurchase its capital stock and/or options to purchase such stock held by directors, officers and employees of the Borrower or any Subsidiary upon the death, disability, retirement or termination of such directors, officers or employees or the exercise of such options, or from the shareholders of Borrower so long as the purpose is to acquire stock for reissuance to new employees of Borrower and its Subsidiaries; provided, that the amount expended for such purposes shall not exceed $1,000,000 in any fiscal year or $2,500,000 while this Agreement is in effect;

     (m) the Borrower and its Subsidiaries may acquire and own investments (including Indebtedness and other obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

     (n) investments acquired by the Borrower and its Subsidiaries in connection with Permitted Acquisitions; and

     (o) the Borrower's current investment in the Argent Classic Convertible Arbitrage Fund L.P., provided that such investment must be converted into cash or a Cash Equivalent within 90 days after the Closing Date.

     7.10 Limitation on Optional Payments and Modifications of Debt Instruments and Organizational Documentation, etc. (a) Make any optional payment or prepayment on or redemption or purchase of any material Indebtedness (other than the Loans) or preferred Capital Stock including, without limitation, the Convertible Subordinated Debentures, (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any such Indebtedness or preferred Capital Stock which would be materially adverse to Lenders or (c) amend, modify or change in any material respect, or consent or agree to any amendment, modification, or change in any material respect to the terms of any of its capitalization or organizational documents (including but not limited to in respect of any preferred Capital Stock of any Loan Party) or a material contract, to the extent such amendment, modification or change could reasonably be expected to have a Material Adverse Effect, except that, after 90% of the original outstanding principal amount of Convertible Subordinated Debentures have been converted into common stock of the Borrower, the Borrower may, at any time when no Default or Event of Default has occurred and is continuing, repurchase or redeem the remaining outstanding Convertible Subordinated Debentures; provided that the Borrower may not repurchase or redeem such Convertible Subordinated Debentures at any time when the Consolidated Leverage Ratio is or, after giving effect to such repurchase or redemption, would be, greater than 3.75.

     7.11  Limitation  on   Transactions   with   Affiliates.   Enter  into  any
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than the Borrower) unless such transaction (a) is otherwise permitted under this Agreement, and (b) is upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate;
provided, that any such transaction involving more than $5,000,000 must be approved by a majority of the disinterested members of the Borrower's Board of Directors.

     7.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary, if, after giving effect thereto, the amount of all indebtedness attributable to transactions consummated pursuant to this Section 7.12, plus the amount of Indebtedness outstanding pursuant to clause (c), (f) and (i) of Section 7.2, would exceed $15,000,000.

     7.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than June 30.

     7.14 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, other than (a) this Agreement and the other Loan Documents and (b) any industrial revenue bonds, purchase money Liens or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby) which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

     7.15 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are directly related thereto including any business in the oil and gas well service industry.

     7.16 Limitation on Consolidated Lease Expense. Permit Consolidated Lease Expense for any fiscal year of the Borrower and its Subsidiaries to exceed $20,000,000.


                          SECTION 8. EVENTS OF DEFAULT

     If any of the following events shall occur and be continuing:

     (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within three days after any such interest or other amount becomes due in accordance with the terms hereof; or

     (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

     (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 7; or

     (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section
8), and such default shall continue unremedied for a period of 30 days; or

     (e) The Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation) or Interest Rate Protection Agreement Obligation on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Interest Rate Protection Agreement Obligation was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Interest Rate Protection Agreement Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation or Interest Rate Protection Agreement Obligation) to become payable; provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default under this Agreement unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness and/or Guarantee Obligations and/or Interest Rate Protection Agreement Obligations of the Borrower and its Subsidiaries the outstanding principal amount of which exceeds in the aggregate $1,000,000; or

     (f) (i) The Borrower or any of its Subsidiaries (other than Servicios) shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries (other than Servicios) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries (other than Servicios) any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries (other than Servicios) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries (other than Servicios) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
(ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries (other than Servicios) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

     (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Loan Party or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v)any Loan Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries (other than Servicios) involving in the aggregate a liability (not paid or fully covered by insurance) of $2,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

     (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any material Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

     (j) Any Change of Control shall occur;

     then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.

     With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                              SECTION 9. THE AGENTS

     9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

     9.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

     9.3 Exculpatory Provisions. Neither the Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

     9.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action, provided that in no event shall the Lenders be obligated to indemnify the Agents for any amounts described in the proviso to Section 9.7. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     9.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent and the Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent or the Collateral Agent shall have received such directions, the Administrative Agent or the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agents hereafter taken, including any review of the affairs of a Loan Party or any Affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     9.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against any Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the payment of the Notes and all other amounts payable hereunder.

     9.8 Agents in Their Individual Capacities. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, respectively, and the terms "Lender" and "Lenders" shall include each Agent in their individual capacities.

     9.9 Successor Agents. The Administrative Agent or the Collateral Agent may resign as Administrative Agent or Collateral Agent, as the case may be, upon 10 days' notice to the Lenders. If the Administrative Agent or the Collateral Agent shall resign as Administrative Agent or Collateral Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent in such capacity, which successor agent, so long as no Default or Event of Default shall have occurred and be continuing, shall have been approved by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or the Collateral Agent, as the case may be, hereunder. Effective upon such appointment and approval, the terms "Administrative Agent" and "Collateral Agent" shall mean such successor agent, and the former Administrative Agent's or Collateral Agent's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or Collateral Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                            SECTION 10. MISCELLANEOUS

     10.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The
Required Lenders and each Loan Party which is party to the relevant Loan Documents may, or, with the written consent of the Required Lenders, the Administrative Agent, the Arranger and each Loan Party which is a party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent and the Arranger, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount of any Loan or any L/C Obligation, or extend the final scheduled date of maturity of any Loan, or reduce the stated rate of any interest, fee or letter of credit commission payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment, or waive any mandatory prepayment or make any change in the application of any prepayment of the Loans specified in the first sentence of
Section 2.9(f) or in Section 2.15(a), or the right to refuse prepayments set forth in the penultimate sentence of Section 2.8, in each case without the consent of each Lender directly affected thereby, (ii) extend the scheduled date or reduce the amount of any amortization payment in respect of the Term Loans referred to in Section 2.6 without the consent of each Term Loan Lender directly affected thereby, (iii) extend the scheduled date or reduce the amount of any reduction of the Revolving Credit Commitments referred to in Section 2.3(c) without the consent of each Revolving Credit Lender directly affected thereby,
(iv) amend, modify or waive any provision of this Section 10.1 or reduce any percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents or release all or a substantial portion of the Collateral (other than in connection with any sale or other disposition of assets permitted by Section 7.6) or any guarantee of the Obligations, in each case, without the written consent of all the Lenders, (v) amend, modify or waive any provision of Section 9 without the written consent of the Agents, or (vi) amend, modify or waive any provision of Section 3 without the written consent of the Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Notes. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower, the Administrative Agent, the Collateral Agent and the Arranger, and as set forth in Schedule 1.1A in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

         The Borrower:     Key Energy Group, Inc.
                                    Two Tower Center, Tenth Floor
                                    East Brunswick, New Jersey  08816
                                    Attention:  Mr. Francis D. John
                                    Telecopy:  (908) 659-1526
                                    Telephone:  (908) 247-5148

         The Administrative
           Agent:                   PNC Bank, N.A.
                                    249 Fifth Avenue
                                    Pittsburgh, Pennsylvania  15222-2707
                                    Attention:  Mr. Thomas Grundman
                                    Telecopy:  (412) 762-2571
                                    Telephone:  (412) 762-3025

         The Collateral
           Agent:                   Norwest Bank Texas, N.A.
                                    500 West Texas Avenue
                                    Midland, Texas  79701
                                    Attention:  Mr. Mark McKinney
                                    Telecopy:  (915) 685-5441
                                    Telephone:  (915) 685-5149

         The Arranger:     Lehman Commercial Paper Inc.
                                    3 World Financial Center
                                    New York, New York  10285
                                    Attention:  Michele Swanson
                                    Telecopy:  (212) 528-0819
                                    Telephone:  (212) 526-0330

     provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Section 2.2, 2.4, 2.7, 2.8 or 2.10 shall not be effective until received. Any notice or delivery to or from or consent required of the Borrower hereunder or pursuant to any other Loan Document may be made to or by the Borrower.

     10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     10.4 Survival. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

     10.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel (including any local counsel) to the Agents, (b) to pay or reimburse each Lender and each of the Agents for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and counsel to the Agents, (c) to pay, indemnify, and hold each Lender and each Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and each Agent and their respective officers, directors, trustees, employees, affiliates, agents and controlling persons (each, an "indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the Borrower, any of its Subsidiaries, any of its Excluded Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities to the extent such indemnified liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert, and hereby waives, and to cause each of its Subsidiaries not to assert and to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. The agreements in this Section 10.5 shall survive repayment of the Notes and all other amounts payable hereunder and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of Credit interest hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder.

     10.6 Successors and Assigns; Participation and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agents, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     (b) Any Lender may, without the consent of the Borrower, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities (each, a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees payable hereunder, postpone the date of the final maturity of the Notes, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or a substantial portion of the Collateral (other than in connection with any sale or other disposition of assets permitted by
Section 7.6) or any guarantee of the Obligations, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.17, 2.18 and 2.19 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 2.18, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

     (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or any Person under common management with any such Lender or, with the consent of the Borrower, the Administrative Agent, the Arranger and, in the case of an assignment of Revolving Credit Commitments, the Issuing Lender (which, in each case, shall not be unreasonably withheld, delayed or conditioned) (provided that no such consent need be obtained by the Arranger for a period of 120 days following the Closing Date), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement, the Letters of Credit and the Notes pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof or a Person under common management with such Lender, by the Borrower, the Administrative Agent, the Arranger and, in the case of an assignment of Revolving Credit Commitments, the Issuing Lender) and delivered to the Administrative Agent for its acceptance and recording in the Register with a copy to the Arranger; provided that (except with the consent of the Borrower, the Administrative Agent and the Arranger) (i) no such assignment to an Assignee (other than any Lender or any affiliate thereof or any Person under common management with such Lender) shall be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement and the Notes) and (ii) subsequent to any such assignment the assigning Lender shall not retain an aggregate principal amount of less than $5,000,000 in Commitments and Loans. Such assignment need not be ratable as among any Term Loan Commitments and/or Term Loans and Revolving Credit Commitments and/or Revolving Credit Loans of the assigning Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and
(y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this Section 10.6, the consent of the Borrower shall not be required for any assignment which occurs at any time when any Event of Default shall have occurred and be continuing.

     (d) A Note and the Obligation(s) evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the Obligation(s) evidenced thereby on the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note(s) evidencing such Obligation(s), accompanied by an Assignment and Acceptance duly executed by the holder of such Note(s), and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s) and the old Notes(s) shall be returned by the Administrative Agent to the Borrower marked "cancelled." No assignment of a Note and the Obligation(s) evidenced thereby shall be effective unless it has been recorded in the Register as provided in this Section 10.6(d).

     (e) The  Administrative  Agent shall maintain at its address referred to in
Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time and the registered owners of the Obligation(s) evidenced by the Note(s). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loan or the Obligation evidenced by a Note recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof or a Person under common management with such Lender, by the Borrower, the Administrative Agent, the Arranger and the Issuing Lender) together with payment to the Administrative Agent of a registration and processing fee of $2,000 (except that no such registration and processing fee shall be payable (y) in connection with an assignment by Lehman or (z) in the case of an Assignee which is already a Lender or is an affiliate of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or Term Note, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or Term Note, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment and/or Term Loan, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment and/or Term Loan, as the case may be, upon request, a new Revolving Credit Note and/or Term Note, as the case may be, to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment and/or Term Loan, as the case may be, retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby.

     (g) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement. (h) Nothing herein shall prohibit or restrict any Lender from (i) pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law or (ii) with the prior consent of the Administrative Agent and the Borrower (which, in each case, shall not be unreasonably withheld or delayed or conditioned), pledging its rights in connection with any Loan or Note to any other Person.

     10.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof then due and owing to such Lender (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursement Obligations then due and owing to such other Lender, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating (or, at the option of such Lender, a direct) interest in such portion of each such other Lender's Loan and/or of the Reimbursement Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

     (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

     10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute  one and the same  instrument.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

     10.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent, the Arranger and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Arranger or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     10.11 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     10.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this
Section 10.12 any special, exemplary, punitive or consequential damages.

     10.13 Acknowledgements. The Borrower hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

     (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

     10.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     10.15 Confidentiality. Each of the Agents and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent the Agents or any Lender from disclosing any such information (a) to the Agents any other Lender or any affiliate or investment advisor of any Lender, (b) to any Transferee or prospective Transferee which agrees to comply with the provisions of this
Section 10.15, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender or its affiliates, (d) upon the request or demand of any Governmental Authority having jurisdiction over such Agent or such Lender, (e) in response to any order of any court or other
Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 10.15 or (h) in connection with the exercise of any remedy hereunder or under any other Loan Document.

     10.16 Enforceability; Usury. In no event shall any provision of this Agreement, the Notes, or any other instrument evidencing or securing the indebtedness of the Borrower hereunder ever obligate the Borrower to pay or allow any Lender to collect interest on the Notes or any other indebtedness of the Borrower hereunder at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"), or obligate the Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts to the extent that such payments, when added to the interest payable on the Notes, would be held to constitute the payment by the Borrower of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary.

     Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the indebtedness of the Borrower hereunder shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this Agreement or the Notes, any funds are applied to the payment of any part of the principal amount of the indebtedness of the Borrower hereunder prior to the maturity thereof, then (a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the indebtedness of the Borrower hereunder remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the indebtedness of the Borrower hereunder, then the Lenders shall refund to the Borrower all interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. Regardless of any other provision in this Agreement, or in any of the written evidences of the indebtedness of the Borrower hereunder, the Borrower shall never be required to pay any unearned interest on such indebtedness or any portion thereof, and shall never be required to pay interest thereon at a rate in excess of the Highest Lawful Rate construed by courts having competent jurisdiction thereof. 13




                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

KEY ENERGY GROUP, INC..


By:      _____________________________________
         Name:
         Title:

LEHMAN COMMERCIAL PAPER INC.,
  as Arranger and as a Lender


By:      _____________________________________
         Name:
         Title:

PNC BANK, N.A.
  as Administrative Agent and as a Lender


By:      _____________________________________
         Name:
         Title:

NORWEST BANK TEXAS, N.A.
  as Collateral Agent and as a Lender


By:      _____________________________________
         Name:
         Title:



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     THE BANK OF NEW YORK

     By:  ____________________________________
     Name: Daniel T. Gates Title: Vice President

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

     BHF-BANK AKTIENGESELLSCHAFT

     By: ____________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     MORGAN STANLEY SENIOR FUNDING, INC.

     By: _____________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     CREDIT LYONNAIS, New York Branch

     By: _____________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     PRIME INCOME TRUST

     By:  __________________________________________
     Name: Rafael Scolari
     Title:Vice President - Portfolio Manager

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     GOLDMAN SACHS CREDIT PARTNERS L.P.

     By: ______________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     HIBERNIA NATIONAL BANK

     By: _______________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     SENIOR HIGH INCOME PORTFOLIO, INC.

     By: _________________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     DEBT STRATEGIES FUND, INC.

     By: _________________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     ORIX USA CORPORATION

     By: ________________________________________
     Name: Hiroyuki Miyauchi
     Title: Executive Vice President

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     PILGRIM AMERICA PRIME RATE TRUST

     By: ________________________________________
     Name: Thomas C. Hunt
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     ROYALTON  COMPANY  BY  PACIFIC  INVESTMENT   MANAGEMENT   COMPANY,  as  its
Investment Advisor

     By: _________________________________________
     Name:
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     SKANDINAVISKA ENSKILDA BANKEN CORPORATION

     By:   _________________________________________
     Name:  Sverker  Johansson
     Title:

     By: _________________________________________
     Name: Paul Robin
     Title:

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

     CRESCENT/MACH I PARTNERS, L.P. BY: TCW ASSET MANAGEMENT COMPANY Its Investment Manager

     By: _________________________________________
     Name:
     Title:

                 053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                      29 29


     VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

     By:  _________________________________________
     Name:  Jeffrey  W.  Maillet
     Title: Senior Vice President and Director

                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                     Annex I

                                  Pricing Grid


                    Applicable Margin     Applicable Margin
                    for Revolving Credit  for Revolving Credit
 Consolidated         Loans which are       Loans which are      Commitment
 verage Ratio        Eurodollar Loans       Base Rate Loans       Fee Rate
 =3.5 to 1.0 but          2.50%                  1.25%              .375%
 less than 4.0 to 1.0
 =3.0 to 1.0 but          2.25%                  1.00%              .375%
 less than 3.5 to 1.0
 =2.50 to 1.0 but         1.75%                   .50%               .25%
 less than 3.0 to 1.0
  2.50 to 1.0             1.50%                   .25                .25%



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 1.1A

     Commitments; Lending Offices and Addresses



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 1.1B

     Mortgaged Property



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 1.1C

     Oil and Gas Properties to be Mortgaged



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 1.1D

     Rigs



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 1.1E

     Vehicles



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 2.6

                             TERM LOAN AMORTIZATION

Date
                                                               Principal Amount
June 30, 1998                                                       $ 500,000
September 30, 1998
                                                                    $ 125,000
December 31, 1998
                                                                    $ 125,000
March 31, 1999
                                                                    $ 125,000
June 30, 1999
                                                                    $ 125,000
September 30, 1999
                                                                    $ 125,000
December 31, 1999
                                                                    $ 125,000
March 31, 2000
                                                                    $ 125,000
June 30, 2000
                                                                    $ 125,000
September 30, 2000
                                                                    $ 125,000
December 31, 2000
                                                                    $ 125,000
March 31, 2001
                                                                    $ 125,000
June 30, 2001
                                                                    $ 125,000
September 30, 2001
                                                                    $ 125,000
December 31, 2001
                                                                    $ 125,000
March 31, 2002
                                                                    $ 125,000
June 30, 2002
                                                                    $ 125,000
September 30, 2002
                                                                    $ 8,750,000
December 31, 2002
                                                                    $ 8,750,000
March 31, 2003
                                                                    $ 8,750,000
June 30, 2003
                                                                    $ 8,750,000
September 30, 2003
                                                                   $ 20,625,000
December 31, 2003
                                                                   $ 20,625,000
March 31, 2004
                                                                   $ 20,625,000
June 30, 2004
                                                                   $ 20,625,000


                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 3.1

                           Existing Letters of Credit

Account Party              Issuer      Amount      Number        Beneficiary



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 4.4

     Consents



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 4.8

     Other Real Property Interests



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 4.15

     Subsidiaries



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 4.16

     Existing Credit Facilities



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                Schedule 4.19(b)

     UCC Filing Jurisdictions



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                Schedule 4.19(c)

     Mortgage Filing Jurisdictions



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                Schedule 4.19(d)

     Oil and Gas Mortgage Filing Jurisdictions



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                Schedule 6.11(e)

     Mortgaged Properties to be Covered by Environmental Reports



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 7.2

     Existing Indebtedness


                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                  Schedule 7.3

     Existing Liens



                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                 EXECUTION COPY





                                  $255,000,000
                                CREDIT AGREEMENT


                                      among


                             KEY ENERGY GROUP, INC.


                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO


                                 PNC BANK, N.A.,
                             as Administrative Agent


                            NORWEST BANK TEXAS, N.A.,
                               as Collateral Agent

                                       and

                          LEHMAN COMMERCIAL PAPER INC.,
                   as Advisor, Arranger and Syndication Agent


                            Dated as of June 6, 1997





                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                      Page








                                TABLE OF CONTENTS

                                                                          Page

SECTION 1.  DEFINITIONS.....................................................  1
         1.1  Defined Terms.................................................  1
         1.2  Other Definitional Provisions................................. 20

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS................................. 21
         2.1  Term Loans.................................................... 21
         2.2  Procedure for Term Loan Borrowing............................. 21
         2.3  Revolving Credit Commitments.................................. 21
         2.4  Procedure for Revolving Credit Borrowing...................... 22
         2.5  Commitment Fees, etc. ........................................ 22
         2.6  Repayment of Loans; Evidence of Debt.......................... 23
         2.7  Optional Termination or Reduction of Revolving Credit Commit.. 24
         2.8  Optional Prepayments.......................................... 24
         2.9  Mandatory Prepayments and Commitment Reductions............... 25
         2.10  Conversion and Continuation Options.......................... 27
         2.11  Minimum Amounts and Maximum Number of Eurodollar Tranches.... 27
         2.12  Interest Rates and Payment Dates............................. 28
         2.13  Computation of Interest and Fees............................. 28
         2.14  Inability to Determine Interest Rate......................... 29
         2.15  Pro Rata Treatment and Payments.............................. 29
         2.16  Illegality................................................... 30
         2.17  Requirements of Law.......................................... 31
         2.18  Taxes........................................................ 32
         2.19  Indemnity.................................................... 34
         2.20  Change of Lending Office..................................... 34
         2.21  Use of Proceeds.............................................. 35
         2.22  Replacement of Lenders....................................... 35

SECTION 3.  LETTERS OF CREDIT............................................... 35
         3.1  L/C Commitment................................................ 35
         3.2  Procedure for Issuance of Letter of Credit.................... 36
         3.3  Fees, Commissions and Other Charges........................... 36
         3.4  L/C Participation............................................. 36
         3.5  Reimbursement Obligation of the Borrower...................... 37
         3.6  Obligations Absolute.......................................... 38
         3.7  Letter of Credit Payments..................................... 38
         3.8  Applications.................................................. 38

SECTION 4.  REPRESENTATIONS AND WARRANTIES.................................. 38
         4.1  Financial Condition........................................... 39
         4.2  No Change................................................. ... 39
         4.3  Corporate Existence; Compliance with Law...................... 40
         4.4  Corporate Power; Authorization; Enforceable Obligations....... 40
         4.5  No Legal Bar.................................................. 40
         4.6  No Material Litigation........................................ 40
         4.7  No Default.................................................... 41
         4.8  Ownership of Property; Liens............................... .. 41
         4.9  Intellectual Property......................................... 41
         4.10  No Burdensome Restrictions................................... 41
         4.11  Taxes........................................................ 41
         4.12  Federal Regulations.......................................... 41
         4.13  ERISA........................................................ 42
         4.14  Investment Company Act; Other Regulations.................... 42
         4.15  Subsidiaries................................................. 42
         4.16  Purpose of Loans; Limitations on Use......................... 42
         4.17  Environmental Matters........................................ 43
         4.18  Accuracy of Information...................................... 44
         4.19  Security Documents........................................... 45
         4.20  Solvency..................................................... 46
         4.21  Labor Matters................................................ 46
         4.22  Indenture.................................................... 46
         4.23  Excluded Subsidiaries........................................ 46
         4.24  Oil and Gas Properties....................................... 46

SECTION 5.  CONDITIONS PRECEDENT............................................ 46
         5.1  Conditions to Initial Extension of Credit..................... 46
         5.2  Conditions to Each Extension of Credit........................ 49
SECTION 6.  AFFIRMATIVE COVENANTS........................................... 49
         6.1  Financial Statements.......................................... 49
         6.2  Certificates; Other Information............................... 50
         6.3  Payment of Obligations........................................ 52
         6.4  Conduct of Business and Maintenance of Existence, etc. ...... 52
         6.5  Maintenance of Property; Insurance............................ 52
         6.6  Inspection of Property; Books and Records; Discussions........ 52
         6.7  Notices....................................................... 52
         6.8  Environmental Laws............................................ 53
         6.9  Further Assurances............................................ 55
         6.10  Additional Collateral........................................ 55
         6.11  Post-Closing Matters........................................ 57
         6.12  Interest Rate Protection Agreements.......................... 58

SECTION 7.  NEGATIVE COVENANTS.............................................. 58
         7.1  Financial Condition Covenants................................. 58
         7.2  Limitation on Indebtedness.................................... 61
         7.3  Limitation on Liens........................................... 62
         7.4  Limitation on Guarantee Obligations........................... 63
         7.5  Limitation on Fundamental Changes............................. 64
         7.6  Limitation on Sale of Assets.................................. 64
         7.7  Limitation on Restricted Payments............................. 65
         7.8  Limitation on Capital Expenditures............................ 65
         7.9  Limitation on Investments, Loans and Advances................. 66
         7.10  Limitation on Optional Payments and Modifications of Debt
                     Instruments and Organizational Documentation, etc. .... 67
         7.11  Limitation on Transactions with Affiliates................... 68
         7.12  Limitation on Sales and Leasebacks........................... 68
         7.13  Limitation on Changes in Fiscal Year......................... 68
         7.14  Limitation on Negative Pledge Clauses........................ 68
         7.15  Limitation on Lines of Business.............................. 68
         7.16  Limitation on Consolidated Lease Expense..................... 68

SECTION 8.  EVENTS OF DEFAULT............................................... 69

SECTION 9.  THE AGENTS...................................................... 72
         9.1  Appointment................................................... 72
         9.2  Delegation of Duties.......................................... 72
         9.3  Exculpatory Provisions........................................ 72
         9.4  Reliance by Agents............................................ 72
         9.5  Notice of Default............................................. 73
         9.6  Non-Reliance on Agents and Other Lenders...................... 73
         9.7  Indemnification............................................... 74
         9.8  Agents in Their Individual Capacities......................... 74
         9.9  Successor Agents.............................................. 74

SECTION 10.  MISCELLANEOUS.................................................. 75
         10.1  Amendments and Waivers....................................... 75
         10.2  Notices...................................................... 75
         10.3  No Waiver; Cumulative Remedies............................... 76
         10.4  Survival.....................................................77
         10.5  Payment of Expenses and Taxes................................ 77
         10.6  Successors and Assigns; Participation and Assignments........ 78
         10.7  Adjustments; Set-off..........................................81
         10.8  Counterparts................................................. 81
         10.9  Severability................................................. 81
         10.10  Integration..................................................82
         10.11  GOVERNING LAW................................................82
         10.12  Submission To Jurisdiction; Waivers..........................82
         10.13  Acknowledgements............................................ 82
         10.14  WAIVERS OF JURY TRIAL....................................... 83
         10.15  Confidentiality............................................. 83
         10.16  Enforceability; Usury....................................... 83



                                       -i-
                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

ANNEXES:

I                 Pricing Grid



SCHEDULES:

1.1A              Commitments; Lending Offices and Addresses
1.1B              Real Property to be Mortgaged (Non-Oil and Gas Properties)
1.1C              Oil and Gas Properties to be Mortgaged
2.6               Term Loan Amortization
3.1               Existing Letters of Credit
4.4               Consents
4.8               Other Real Property Interests
4.15              Subsidiaries
4.16              Existing Credit Facilities
4.19(b)  UCC Filing Jurisdictions
4.19(c)  Mortgage Filing Jurisdictions
4.19(d)  Oil and Gas Mortgage Filing Jurisdictions
6.11(e)  Mortgaged Properties to be Covered by Environmental Reports
7.2               Existing Indebtedness
7.3               Existing Liens



EXHIBITS:

A                 Form of Master Guarantee and Collateral Agreement
B                 Form of Mortgage
C-1               Form of Revolving Credit Note
C-2               Form of Term Note
D                 Form of Closing Certificate
E-1               Legal Opinion of Jack D. Loftis, Jr., Esq.
E-2               Form of Opinion of Porter & Hedges
F                 Form of Exemption Certificate
G                 Form of Assignment and Acceptance


                                      -ii-
                053113\0942\01675\9744AU7K.CRA 08/26/97 11:51am

                                   EXHIBIT C-1

                          FORM OF REVOLVING CREDIT NOTE

     THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                        $____________ New York, New York
                                  June 6, 1997

     FOR VALUE RECEIVED, the undersigned, Key Energy Group, Inc., a Maryland corporation (the "Borrower"), hereby unconditionally promises to pay to (the "Lender") or its registered assigns at the office of PNC Bank, N.A. located at 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707, in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) DOLLARS ($ ), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.3 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.12 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

     This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of June 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions or entities from time to time parties thereto, PNC Bank, N.A., as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent, and Lehman Commercial Paper Inc., as Advisor, Arranger and Syndication Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.


053113\0942\01675\974GG3VX.NOT

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

KEY ENERGY GROUP, INC.


By:      _______________________________
         Name:
         Title:


053113\0942\01675\974GG3VX.NOT

                                   Schedule A
                            to Revolving Credit Note

              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOAN
     Amount Amount of Base Rate Amount of Base Rate Converted to Amount of Principal of Loans Converted to Unpaid Principal Balance Date Loans Base Rate Loans Base Rate Loans Repaid Eurodollar Loans of Base Rate Loans Notation Made By








     ================   ==========================    ==========================
========================== ========================== ==========================
===================


053113\0942\01675\974GG3VX.NOT

                                   Schedule B
                            to Revolving Credit Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


     Interest Period and Amount of Principal of Amount of Eurodollar Unpaid Principal Amount of Amount Converted Eurodollar Rate with Eurodollar Loans Loans Converted to Balance of Eurodollar Notation Date Eurodollar Loans to Eurodollar Loans Respect Thereto Repaid Base Rate Loans Loans Made By









     ==============         =====================          =====================
=======================      =======================     =======================
======================= ====================


053113\0942\01675\974GG3VX.NOT

                                   EXHIBIT C-2

                                FORM OF TERM NOTE

     THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                        $____________ New York, New York
                                  June 6, 1997

     FOR VALUE RECEIVED, the undersigned, Key Energy Group, Inc., a Maryland corporation (the "Borrower"), hereby unconditionally promises to pay to (the "Lender") or its registered assigns at the office of PNC Bank, N.A. located at 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707, in lawful money of the United States and in immediately available funds, the principal amount of (a) DOLLARS ($ ), or, if less, (b) the unpaid principal amount of the Term Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in Section 2.6 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section
2.12 of the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

     This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of June 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions or entities from time to time parties thereto, PNC Bank, N.A., as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent, and Lehman Commercial Paper Inc., as Advisor, Arranger and Syndication Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.


053113\0942\01675\974GGGKV.NOT

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

KEY ENERGY GROUP, INC.


By:      _______________________________
         Name:
         Title:


053113\0942\01675\974GGGKV.NOT

                                   Schedule A
                                  to Term Note

              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


     Amount Amount of Base Rate Amount of Base Rate Converted to Amount of Principal of Loans Converted to Unpaid Principal Balance Date Loans Base Rate Loans Base Rate Loans Repaid Eurodollar Loans of Base Rate Loans Notation Made By













     ================   ==========================    ==========================
========================== ========================== ==========================
===================


053113\0942\01675\974GGGKV.NOT

                                   Schedule B
                                  to Term Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


     Interest Period and Amount of Principal of Amount of Eurodollar Unpaid Principal Amount of Amount Converted Eurodollar Rate with Eurodollar Loans Loans Converted to Balance of Eurodollar Notation Date Eurodollar Loans to Eurodollar Loans Respect Thereto Repaid Base Rate Loans Loans Made By













     ==============         =====================          =====================
=======================      =======================     =======================
======================= ====================


053113\0942\01675\974GGGKV.NOT